UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2017 to November 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
November 30, 2017
Classes A, C, I, O, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Top o’ the Market to You?
Dear Shareholder,
Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?
At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so we believe central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.
Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.
Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended November 30, 2017

Our new fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, already up more than 8%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 8.28% for the fiscal half-year. (The Index returned 9.55% for the six-month period ended November 30, 2017, measured in U.S. dollars.)
While the period started with most commentators having largely discounted a reflation trade driven by U.S. legislative initiatives, this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Foreign exchange reserves grew for the ninth straight month in October, indicating more stable financial conditions. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced sweeping new regulations for 2018, among other things curbing leverage in asset management products and prohibiting promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Open Market Committee (“FOMC”) added a further 25bp (0.25%) in March and did so again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The November employment report showed the unemployment rate at 4.07%, the lowest since February 2001. Third quarter GDP growth was reported at 3.3% (annualized) after 3.1% in the second. A December rate increase was now a near certainty. The outline of a long-awaited pro-growth tax reform program was finally announced: different as between House and Senate and in the latter case moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 20%, which many believed would be used to increase share buy-backs and dividends. November ended with the Senate’s tax package likely to pass.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 0.68% in the fiscal half-year. The Treasury yield curve rose but became flatter, with the result that the Bloomberg Barclays U.S. Treasury Bond Index lost 0.04% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 1.68%. Indices of riskier classes outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 1.91%, and the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.29%.
U.S. equities, represented by the S&P 500® Index including dividends, gained 10.89% in the six-months through November, repeatedly closing at a new high. The earnings per share of its constituent companies grew 10% year-over-year in the second quarter of 2017, and 6% in the third. The financials sector was the leader, soaring 19.33%. Consumer staples was the weakest sector, adding just 0.46%.
In currencies, the dollar fell 5.16% against the euro, 4.25% against the pound. This reflected the continued dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 1.64% against the yen, moving within a narrow trading range.
In international markets, the MSCI Japan® Index surged 14.55% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 2.32%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index slipped 0.94%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Financials	15.2%
Consumer Discretionary	15.1%
Information Technology	14.8%
Health Care	13.5%
Industrials	12.9%
Consumer Staples	11.7%
Energy	6.5%
Utilities	4.1%
Materials	1.9%
Telecommunication Services	1.9%
Real Estate	0.9%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.49% compared to the S&P 500® Index, which returned 10.89% for the same period.
Portfolio Specifics: For the reporting period, the Fund modestly outperformed its benchmark, the S&P 500® Index, before the deduction of fees and operating expenses, but lagged the Index net of those costs. The Fund pre-deduction performance was due to favorable stock selection. On the sector level, holdings among industrials and healthcare contributed the most to relative performance. Among the largest individual contributors were overweight positions in PayPal Holdings Inc., Boeing Company and Caterpillar Inc. Conversely, holdings in the consumer staples sectors and energy sectors detracted the most value. Among the key detractors for the period were overweight positions in Charter Communications, Inc. and Allergan plc, and an underweight position in Microsoft Corporation.
As of the end of the reporting period, the strategy’s largest sector overweights were in the consumer staples, consumer discretionary and industrial sectors; the strategy’s largest sector
Top Ten Holdings as of November 30, 2017* (as a percentage of net assets)

Qualcomm, Inc.	1.2%
Wal-Mart Stores, Inc.	1.2%
Amazon.com, Inc.	1.2%
Twenty-First Century Fox, Inc. - Class A	1.2%
Intel Corp.	1.1%
PayPal Holdings, Inc.	1.1%
UnitedHealth Group, Inc.	1.1%
3M Co.	1.1%
Nike, Inc.	1.1%
Microsoft Corp.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
underweight was information technology, followed by real estate. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the strategy’s holdings to its initial 1% weightings.
We believe this year’s strong equity returns have been driven by easier financial conditions, due largely to U.S. dollar weakness and broad sales and earnings growth. In our view, the United States, Europe and China will continue to dominate the global economy in 2018. In 2017, the U.S. posted two back-to-back quarters of GDP growth above 3%; Europe grew as fast or faster than the U.S.; and China’s shift to stable/higher growth, including consistent double-digit retail sales increases, fueled global demand. We believe the rest of the world still has its own positive economic backdrop. The International Monetary Fund (IMF) 2018 projects that 185 of 190 national economies will grow next year.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Company Fund

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Financials	20.6%
Industrials	16.9%
Information Technology	13.7%
Health Care	12.5%
Consumer Discretionary	10.2%
Real Estate	6.2%
Materials	5.0%
Energy	3.1%
Utilities	2.7%
Exchange-Traded Funds	2.3%
Consumer Staples	2.0%
Telecommunication Services	1.4%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.34% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned 13.43% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the period, due to unfavorable stock selection. Stock selection within the consumer services sector detracted the most from performance. Stock selection within and underweight allocation to the pharmaceutical and biotechnology sector was also a headwind during the period. By contrast, stock selection within the capital goods and insurance sectors contributed the most to performance.
The main individual detractors from performance were Electronics For Imaging, Inc. (“EFII”), AMC Entertainment Holdings (“AMC”), Inc. and Vista Outdoor Inc. (“VSTO”).
An overweight in the hardware and equipment sector, EFII, detracted from performance during the period following disappointing third quarter results and lowered fourth quarter guidance. While the company’s product, Nozomi, and textile printing experienced positive growth, shares were under pressure due to a projected decline in EFII’s Fiery business and a slowdown in ceramic and display graphics printing.
An overweight position in AMC detracted from results during the period. Despite strong performance, long-term growth initiatives and merger and acquisition activities throughout the year, shares have declined due to weaker box office receipts and the potentially negative impact of Premium Video On Demand on traffic.
Within the consumer discretionary sector, an overweight position in VSTO detracted from relative results during the period. VSTO shares declined sharply in early November following disappointing second quarter sales, investor concerns regarding management changes and an overall decline in demand.
Key contributors to performance were Teledyne Technologies Incorporated (“TDY”), Universal Forest Products, Inc. (“UFPI”) and Virtusa Corporation (“VRTU”).
Top Ten Holdings as of November 30, 2017* (as a percentage of net assets)

iShares Russell 2000 ETF	2.3%
Big Lots, Inc.	1.1%
Healthsouth Corp.	1.1%
Beacon Roofing Supply, Inc.	1.1%
Atlas Air Worldwide Holdings, Inc.	1.1%
ABM Industries, Inc.	1.0%
CACI International, Inc.	1.0%
OM Asset Management Plc	1.0%
Chemical Financial Corp.	1.0%
Curtiss-Wright Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Owning non-benchmark stock, TDY, within the capital goods sector, added value during the period. TDY shares outperformed following strong second quarter results driven by 18% year-over-year organic growth and margin improvement across the business. Furthermore, the company reaped the benefits of better than expected bookings and third quarter earnings guidance as well as a raise in fiscal year earnings per share (EPS) guidance.
Within the capital goods sector, an overweight position in UFPI, generated positive results. Amid recent weather-related and industry headwinds, UFPI generated strong third quarter results. In addition to posting solid organic sales growth, which is expected to continue, investors have gained confidence in the management team and the stable balance sheet that it maintains.
An overweight position in VRTU, a company that engages in information technology consulting, technology implementation and application outsourcing services, generated strong results during the period. VRTU has benefited from strong quarterly results because of its focus on digital transformation projects within the banking and financial services industry. Revenue growth, pipeline expansion and forecasted improvement in operating margins have outpaced the peer group.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong management, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,104.90	0.81%	$4.27	$1,000.00	$1,021.01	0.81%	$4.10
Class C	1,000.00	1,102.20	1.35	7.11	1,000.00	1,018.30	1.35	6.83
Class I	1,000.00	1,106.90	0.49	2.59	1,000.00	1,022.61	0.49	2.48
Class O	1,000.00	1,104.50	0.85	4.48	1,000.00	1,020.81	0.85	4.31
Class R	1,000.00	1,103.60	1.10	5.80	1,000.00	1,019.55	1.10	5.57
Class R6	1,000.00	1,106.90	0.48	2.54	1,000.00	1,022.66	0.48	2.43
Class W	1,000.00	1,106.30	0.56	2.96	1,000.00	1,022.26	0.56	2.84
Voya Small Company Fund
Class A	$1,000.00	$1,093.40	1.35%	$7.08	$1,000.00	$1,018.30	1.35%	$6.83
Class C	1,000.00	1,088.50	2.10	10.99	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	1,095.30	1.04	5.46	1,000.00	1,019.85	1.04	5.27
Class O	1,000.00	1,093.50	1.35	7.08	1,000.00	1,018.30	1.35	6.83
Class R	1,000.00	1,091.70	1.60	8.39	1,000.00	1,017.05	1.60	8.09
Class R6	1,000.00	1,095.20	0.95	4.99	1,000.00	1,020.31	0.95	4.81
Class W	1,000.00	1,094.40	1.10	5.78	1,000.00	1,019.55	1.10	5.57

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2017 (Unaudited)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$1,057,644,984	$752,497,346
Short-term investments at fair value**	14,184,000	46,362,304
Cash	13,965	547,109
Cash collateral for futures	597,840	—
Receivables:
Investment securities sold	—	2,206,877
Fund shares sold	561,197	1,509,091
Dividends	2,871,483	590,264
Prepaid expenses	40,098	51,861
Reimbursement due from manager	49,424	42,185
Other assets	38,079	18,058
Total assets	1,076,001,070	803,825,095
LIABILITIES:
Payable for investment securities purchased	—	1,660,189
Payable for fund shares redeemed	949,201	576,345
Payable upon receipt of securities loaned	—	20,825,304
Payable for investment management fees	406,410	552,290
Payable for distribution and shareholder service fees	176,480	24,363
Payable for directors fees	5,227	3,638
Payable to directors under the deferred compensation plan (Note 6)	38,079	18,058
Other accrued expenses and liabilities	386,486	423,022
Total liabilities	1,961,883	24,083,209
NET ASSETS	$1,074,039,187	$779,741,886
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$684,867,553	$601,807,616
Undistributed net investment income	15,852,359	872,518
Accumulated net realized gain	5,361,612	88,427,839
Net unrealized appreciation	367,957,663	88,633,913
NET ASSETS	$1,074,039,187	$779,741,886
+ Including securities loaned at value	$—	$20,239,116
* Cost of investments in securities	$690,207,715	$663,863,433
** Cost of short-term investments	$14,184,000	$46,362,304
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2017 (Unaudited) (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$309,408,830	$70,104,983
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	13,924,430	4,308,362
Net asset value and redemption price per share†	$22.22	$16.27
Maximum offering price per share (5.75%)(1)	$23.58	$17.26
Class C
Net assets	$114,392,750	$12,327,206
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,197,384	928,014
Net asset value and redemption price per share†	$22.01	$13.28
Class I
Net assets	$359,436,755	$577,782,326
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	16,141,743	30,303,365
Net asset value and redemption price per share	$22.27	$19.07
Class O
Net assets	$96,592,110	$2,419,714
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,352,909	148,930
Net asset value and redemption price per share	$22.19	$16.25
Class R
Net assets	$63,983,591	$3,660
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,902,402	226
Net asset value and redemption price per share	$22.05	$16.19
Class R6
Net assets	$25,994,436	$111,275,528
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,167,009	5,827,580
Net asset value and redemption price per share	$22.27	$19.09
Class W
Net assets	$104,230,715	$5,828,469
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,677,413	306,548
Net asset value and redemption price per share	$22.28	$19.01

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2017 (Unaudited)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends	$12,300,221	$4,291,255
Interest	1,260	—
Securities lending income, net	—	395,003
Total investment income	12,301,481	4,686,258
EXPENSES:
Investment management fees	2,472,639	3,316,985
Distribution and shareholder service fees:
Class A	378,802	83,256
Class C	556,028	59,397
Class O	115,251	2,976
Class R	154,246	7
Transfer agent fees:
Class A	181,244	55,815
Class C	66,509	9,955
Class I	63,592	516,731
Class O	55,134	1,995
Class R	36,898	3
Class R6	257	556
Class W	61,224	4,622
Shareholder reporting expense	41,316	39,345
Registration fees	52,105	64,565
Professional fees	43,365	31,390
Custody and accounting expense	59,049	55,490
Directors fees	20,909	14,552
Miscellaneous expense	21,021	18,099
Interest expense	2,782	188
Total expenses	4,382,371	4,275,927
Waived and reimbursed fees	(451,202)	(348,176)
Net expenses	3,931,169	3,927,751
Net investment income	8,370,312	758,507
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,863,543	40,160,200
Futures	478,878	—
Net realized gain	14,342,421	40,160,200
Net change in unrealized appreciation (depreciation) on:
Investments	81,674,581	25,682,326
Futures	487,061	—
Net change in unrealized appreciation (depreciation)	82,161,642	25,682,326
Net realized and unrealized gain	96,504,063	65,842,526
Increase in net assets resulting from operations	$104,874,375	$66,601,033
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets (Unaudited)

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Six Months Ended November 30, 2017	Year Ended May 31, 2017	Six Months Ended November 30, 2017	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$8,370,312	$15,257,352	$758,507	$895,061
Net realized gain	14,342,421	61,544,304	40,160,200	78,620,067
Net change in unrealized appreciation (depreciation)	82,161,642	53,926,483	25,682,326	16,670,823
Increase in net assets resulting from operations	104,874,375	130,728,139	66,601,033	96,185,951
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(4,575,877)	—	—
Class B(1)	—	(7,520)	—	—
Class C	—	(1,069,993)	—	—
Class I	—	(5,163,040)	—	(922,026)
Class O	—	(1,244,756)	—	—
Class R	—	(721,925)	—	(6)
Class R6	—	(324,563)	—	(194,572)
Class W	—	(968,897)	—	(1,828)
Net realized gains:
Class A	—	—	—	(4,384,158)
Class B(1)	—	—	—	(7,259)
Class C	—	—	—	(810,237)
Class I	—	—	—	(27,956,970)
Class O	—	—	—	(160,473)
Class R	—	—	—	(228)
Class R6	—	—	—	(4,455,868)
Class W	—	—	—	(71,629)
Total distributions	—	(14,076,571)	—	(38,965,254)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,355,972	273,679,447	107,485,342	275,301,549
Reinvestment of distributions	—	11,138,159	—	38,457,393
	59,355,972	284,817,606	107,485,342	313,758,942
Cost of shares redeemed	(122,568,449)	(260,066,895)	(79,432,110)	(185,749,070)
Net increase (decrease) in net assets resulting from capital share transactions	(63,212,477)	24,750,711	28,053,232	128,009,872
Net increase in net assets	41,661,898	141,402,279	94,654,265	185,230,569
NET ASSETS:
Beginning of year or period	1,032,377,289	890,975,010	685,087,621	499,857,052
End of year or period	$1,074,039,187	$1,032,377,289	$779,741,886	$685,087,621
Undistributed net investment income at end of year or period	$15,852,359	$7,482,047	$872,518	$114,011

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
11-30-17	20.11	0.16•	1.95	2.11	—	—	—	—	—	22.22	10.49	0.89	0.81	0.81	1.53	309,409	7
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
05-31-14	13.99	0.19	2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90	0.90	1.28	248,851	14
05-31-13	10.99	0.19•	3.02	3.21	0.16	0.05	—	0.21	—	13.99	29.58	0.96	0.90	0.90	1.56	200,599	23
Class C
11-30-17	19.97	0.10•	1.94	2.04	—	—	—	—	—	22.01	10.22	1.64	1.35	1.35	1.00	114,393	7
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
05-31-14	13.97	0.12•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40	1.40	0.79	51,134	14
05-31-13	10.98	0.12	3.03	3.15	0.11	0.05	—	0.16	—	13.97	28.94	1.71	1.40	1.40	1.05	26,086	23
Class I
11-30-17	20.12	0.19•	1.96	2.15	—	—	—	—	—	22.27	10.69	0.55	0.49	0.49	1.85	359,437	7
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
05-31-14	13.99	0.24•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58	0.58	1.60	152,651	14
05-31-13	10.98	0.25•	2.98	3.23	0.17	0.05	—	0.22	—	13.99	29.85	0.61	0.60	0.60	1.96	98,747	23
Class O
11-30-17	20.09	0.16•	1.94	2.10	—	—	—	—	—	22.19	10.45	0.89	0.85	0.85	1.50	96,592	7
05-31-17	17.73	0.30	2.34	2.64	0.28	—	—	0.28	—	20.09	14.95	0.91	0.87	0.87	1.52	88,890	19
05-31-16	18.10	0.27	(0.39)	(0.12)	0.25	—	—	0.25	—	17.73	(0.62)	0.93	0.87	0.87	1.54	82,753	33
05-31-15	16.63	0.24	1.39	1.63	0.16	—	—	0.16	—	18.10	9.83	0.93	0.87	0.87	1.32	87,028	28
05-31-14	13.97	0.20	2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90	0.90	1.28	82,276	14
05-31-13	10.98	0.19•	3.02	3.21	0.17	0.05	—	0.22	—	13.97	29.63	0.96	0.90	0.90	1.56	70,197	23
Class R
11-30-17	19.98	0.13•	1.94	2.07	—	—	—	—	—	22.05	10.36	1.14	1.10	1.10	1.25	63,984	7
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
05-31-14	13.94	0.16•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15	1.15	1.04	31,958	14
05-31-13	10.98	0.16•	3.02	3.18	0.17	0.05	—	0.22	—	13.94	29.35	1.21	1.15	1.15	1.27	17,650	23
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund (continued)
Class R6
11-30-17	20.12	0.20•	1.95	2.15	—	—	—	—	—	22.27	10.69	0.52	0.48	0.48	1.87	25,994	7
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
Class W
11-30-17	20.14	0.19•	1.95	2.14	—	—	—	—	—	22.28	10.63	0.64	0.56	0.56	1.79	104,231	7
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
05-31-14	14.02	0.24•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65	0.65	1.53	7,561	14
05-31-13	11.01	0.21•	3.03	3.24	0.18	0.05	—	0.23	—	14.02	29.82	0.71	0.65	0.65	1.69	2,420	23
Voya Small Company Fund
Class A
11-30-17	14.88	(0.01)	1.40	1.39	—	—	—	—	—	16.27	9.34	1.39	1.35	1.35	(0.07)	70,105	41
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
05-31-14	15.08	(0.01)	2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35	1.35	(0.05)	51,543	34
05-31-13	13.04	0.01	3.16	3.17	—	1.13	—	1.13	—	15.08	25.86	1.41	1.41	1.41	0.08	51,827	55
Class C
11-30-17	12.20	(0.05)•	1.13	1.08	—	—	—	—	—	13.28	8.85	2.14	2.10	2.10	(0.82)	12,327	41
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
05-31-14	13.66	(0.11)	2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10	2.10	(0.80)	6,452	34
05-31-13	11.99	(0.09)	2.89	2.80	—	1.13	—	1.13	—	13.66	25.01	2.16	2.16	2.16	(0.67)	5,607	55
Class I
11-30-17	17.41	0.02•	1.64	1.66	—	—	—	—	—	19.07	9.53	1.16	1.04	1.04	0.24	577,782	41
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
05-31-14	16.66	0.04	2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04	1.04	0.26	475,469	34
05-31-13	14.29	0.07	3.49	3.56	0.05	1.14	—	1.19	—	16.66	26.40	1.16	1.04	1.04	0.45	415,044	55
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund (continued)
Class O
11-30-17	14.86	(0.01)	1.40	1.39	—	—	—	—	—	16.25	9.35	1.39	1.35	1.35	(0.07)	2,420	41
05-31-17	13.49	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.86	18.27	1.42	1.35	1.35	(0.12)	2,332	69
05-31-16	16.13	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.49	0.17	1.45	1.35	1.35	(0.00)*	2,116	58
05-31-15	15.99	(0.04)	1.72	1.68	0.00*	1.54	—	1.54	—	16.13	11.12	1.35	1.34	1.34	(0.24)	2,303	34
05-31-14	15.07	(0.01)	2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35	1.35	(0.05)	2,308	34
05-31-13	13.03	0.01	3.16	3.17	—	1.13	—	1.13	—	15.07	25.88	1.41	1.41	1.41	0.08	2,095	55
Class R
11-30-17	14.83	(0.03)•	1.39	1.36	—	—	—	—	—	16.19	9.17	1.64	1.60	1.60	(0.33)	4	41
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
Class R6
11-30-17	17.43	0.03•	1.63	1.66	—	—	—	—	—	19.09	9.52	0.97	0.95	0.95	0.33	111,276	41
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
05-31-14	16.66	0.05	2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99	0.99	0.33	14,579	34
05-31-13(4) - 05-31-13	16.66	0.00*	0.00*	0.00*	—	—	—	—	—	16.66	0.00	1.04	1.04	1.04	0.51	3	55
Class W
11-30-17	17.37	0.02•	1.62	1.64	—	—	—	—	—	19.01	9.44	1.14	1.10	1.10	0.17	5,828	41
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34
05-31-14	16.64	0.03	2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10	1.10	0.17	991	34
05-31-13	14.26	0.05	3.48	3.53	0.01	1.14	—	1.15	—	16.64	26.24	1.16	1.16	1.16	0.33	992	55

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series which comprise the Company. The two series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.
Each Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments is presented only when a Fund has a significant amount of Level 3 investments.
For the period ended November 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2017, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended November 30, 2017, Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $8,350,498. Please refer to the table following the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at November 30, 2017.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$68,890,237	$126,785,494
Small Company	309,659,148	287,164,307
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.25%	0.50%
Small Company	0.25%	1.00%	0.25%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the period ended November 30, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$13,550	$—
Small Company	5,209	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$—	$311
Small Company	—	113
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	8.70%
	Small Company	5.40
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2017, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Corporate Leaders® 100	Transfer Agent	$276,393
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes,

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION
AGREEMENTS (continued)

investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.90%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	1.50%	1.75%	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2018, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.45%	0.49%	0.90%	1.15%	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	1.35%	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	November 30,
	2018	2019	2020	Total
Corporate Leaders® 100	$496,980	$431,219	$386,622	$1,314,821
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2017, are as follows:
	November 30,
	2018	2019	2020	Total
Corporate Leaders® 100
Class A	130,861	208,513	137,478	476,852
Class I	65,002	117,509	88,679	271,190
Class R6	1,212	476	401	2,089
Class W	21,951	32,408	42,049	96,408
Each Expense Limitation Agreement is contractual through October 1, 2018 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Funds utilized the line of credit during the period ended November 30, 2017, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	4	$1,576,500	2.16%
Small Company	1	2,780,000	2.16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
11/30/2017	375,730	—	—	(1,300,573)	—	(924,843)	7,860,590	—	—	(27,316,070)	—	(19,455,480)
5/31/2017	1,942,694	—	209,885	(4,139,420)	3,096	(1,983,745)	36,943,033	—	4,015,105	(79,122,641)	61,947	(38,102,556)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	—	—	375	(61,845)	(3,086)	(64,556)	—	—	7,218	(1,227,894)	(61,947)	(1,282,623)
Class C
11/30/2017	257,628	—	—	(539,521)	—	(281,893)	5,348,952	—	—	(11,198,720)	—	(5,849,768)
5/31/2017	1,083,844	—	42,046	(1,759,508)	—	(633,618)	20,568,599	—	800,986	(33,389,981)	—	(12,020,396)
Class I
11/30/2017	1,383,767	—	—	(2,740,016)	—	(1,356,249)	29,025,540	—	—	(57,321,778)	—	(28,296,238)
5/31/2017	6,401,532	—	224,438	(5,383,136)	—	1,242,834	124,012,547	—	4,291,265	(101,954,501)	—	26,349,311
Class O
11/30/2017	107,563	—	—	(180,224)	—	(72,661)	2,255,342	—	—	(3,783,509)	—	(1,528,167)
5/31/2017	264,306	—	2,582	(509,199)	—	(242,311)	5,032,654	—	49,377	(9,646,769)	—	(4,564,738)
Class R
11/30/2017	100,443	—	—	(199,703)	—	(99,260)	2,093,056	—	—	(4,157,996)	—	(2,064,940)
5/31/2017	659,616	—	36,478	(509,306)	—	186,788	12,365,757	—	694,538	(9,582,669)	—	3,477,626
Class R6
11/30/2017	156,382	—	—	(134,258)	—	22,124	3,288,168	—	—	(2,840,531)	—	447,637
5/31/2017	537,971	—	16,975	(182,809)	—	372,137	10,181,351	—	324,563	(3,527,564)	—	6,978,350
Class W
11/30/2017	452,210	—	—	(759,173)	—	(306,963)	9,484,324	—	—	(15,949,845)	—	(6,465,521)
5/31/2017	3,330,509	—	49,901	(1,124,605)	—	2,255,805	64,575,506	—	955,107	(21,614,876)	—	43,915,737
Small Company
Class A
11/30/2017	373,509	—	—	(425,661)	—	(52,152)	5,741,081	—	—	(6,505,277)	—	(764,196)
5/31/2017	1,071,219	—	291,234	(1,187,914)	3,314	177,853	15,869,139	—	4,295,704	(17,533,987)	50,599	2,681,455
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	—	—	589	(7,102)	(3,975)	(10,488)	—	—	7,259	(87,669)	(50,599)	(131,009)
Class C
11/30/2017	74,159	—	—	(88,695)	—	(14,536)	921,988	—	—	(1,112,178)	—	(190,190)
5/31/2017	400,184	—	63,942	(178,864)	—	285,262	4,903,715	—	775,611	(2,180,908)	—	3,498,418
Class I
11/30/2017	4,211,725	—	—	(3,254,269)	—	957,456	75,596,215	—	—	(58,433,477)	—	17,162,738
5/31/2017	9,967,626	—	1,663,063	(8,359,963)	—	3,270,726	169,816,960	—	28,654,586	(141,939,991)	—	56,531,555
Class O
11/30/2017	3,570	—	—	(11,571)	—	(8,001)	54,694	—	—	(179,528)	—	(124,834)
5/31/2017	20,599	—	7	(20,554)	—	52	304,373	—	101	(296,472)	—	8,002
Class R
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
10/4/2016(2) - 5/31/2017	210	—	16	—	—	226	3,000	—	234	—	—	3,234
Class R6
11/30/2017	1,305,362	—	—	(684,761)	—	620,601	23,460,691	—	—	(12,204,886)	—	11,255,805
5/31/2017	4,632,312	—	269,747	(1,305,510)	—	3,596,549	79,766,282	—	4,650,440	(22,528,295)	—	61,888,427
Class W
11/30/2017	97,003	—	—	(55,985)	—	41,018	1,710,673	—	—	(996,764)	—	713,909
5/31/2017	265,582	—	4,273	(69,114)	—	200,741	4,638,080	—	73,458	(1,181,748)	—	3,529,790

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2017:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$805,340	$(805,340)	$—
Credit Suisse Securities (USA) LLC	199,172	(199,172)	—
Goldman, Sachs & Co. LLC	902,726	(902,726)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Industrial And Commercial Bank Of China	8,870	(8,870)	—
J.P. Morgan Securities LLC	1,121,161	(1,121,161)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	352,380	(352,380)	—
Morgan Stanley & Co. LLC	1,698,599	(1,698,599)	—
National Financial Services LLC	3,669,751	(3,669,751)	—
Natixis Securities America LLC	293	(293)	—
Nomura Securities International, Inc.	4,239,308	(4,239,308)
RBC Dominion Securities Inc	453,834	(453,834)	—
SG Americas Securities, LLC	118,110	(118,110)	—
Scotia Capital (USA) INC	1,657,369	(1,657,369)	—
UBS AG	365,435	(365,435)	—
UBS Securities LLC.	12,670	(12,670)	—
Wells Fargo Securities LLC	4,634,098	(4,634,098)	—
Total	$20,239,116	$(20,239,116)	$—

(1)
Collateral with a fair value of  $20,825,304 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Funds paid no dividends or distributions during the six months ended November 30, 2017. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2017 was as follows:
	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$14,076,571	$—
Small Company	7,722,870(1)	31,306,000

(1)
Includes $63,616 of equalization.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Corporate Leaders® 100	$7,531,496	$311,301	$276,503,911	$—	—
Small Company	16,143,690	33,131,185	62,817,210	(730,750)*	2018

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 13 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2017, the Funds declared and paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Corporate Leaders® 100
Class A	NII	$0.3265	December 18, 2017	December 14, 2017
Class C	NII	$0.2097	December 18, 2017	December 14, 2017
Class I	NII	$0.3967	December 18, 2017	December 14, 2017
Class O	NII	$0.3210	December 18, 2017	December 14, 2017
Class R	NII	$0.2678	December 18, 2017	December 14, 2017
Class R6	NII	$0.3988	December 18, 2017	December 14, 2017
Class W	NII	$0.3822	December 18, 2017	December 14, 2017
All Classes	STCG	$0.1202	December 18, 2017	December 14, 2017
All Classes	LTCG	$0.1973	December 18, 2017	December 14, 2017
Small Company
Class A	NII	$0.0024	December 18, 2017	December 14, 2017
Class C	NII	$0.0000	December 18, 2017	December 14, 2017
	Type	Per Share Amount	Payable Date	Record Date
Class I	NII	$0.0459	December 18, 2017	December 14, 2017
Class O	NII	$0.0000	December 18, 2017	December 14, 2017
Class R	NII	$0.0000	December 18, 2017	December 14, 2017
Class R6	NII	$0.0600	December 18, 2017	December 14, 2017
Class W	NII	$0.0407	December 18, 2017	December 14, 2017
All Classes	STCG	$0.6235	December 18, 2017	December 14, 2017
All Classes	LTCG	$1.3878	December 18, 2017	December 14, 2017

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Consumer Discretionary: 15.1%
10,676 (1)	Amazon.com, Inc.	$12,562,983	1.2
853,697	Ford Motor Co.	10,688,286	1.0
251,608	General Motors Co.	10,841,789	1.0
62,887	Home Depot, Inc.	11,308,340	1.1
128,512	Lowe’s Cos, Inc.	10,714,046	1.0
64,832	McDonald’s Corp.	11,149,159	1.0
194,001	Nike, Inc.	11,721,540	1.1
187,344	Starbucks Corp.	10,832,230	1.0
173,320	Target Corp.	10,381,868	1.0
384,422	Twenty-First Century Fox, Inc. - Class A	12,278,439	1.2
104,133	Walt Disney Co.	10,915,221	1.0
403,762 (2)	Other Securities	38,308,077	3.5
		161,701,978	15.1
	Consumer Staples: 11.7%
159,063	Altria Group, Inc.	10,789,244	1.0
227,349	Coca-Cola Co.	10,405,764	1.0
62,296	Costco Wholesale Corp.	11,489,251	1.0
130,951	Kraft Heinz Co.	10,655,483	1.0
251,980	Mondelez International, Inc.	10,820,021	1.0
91,458	PepsiCo, Inc.	10,656,686	1.0
129,326	Wal-Mart Stores, Inc.	12,574,367	1.2
600,605	Other Securities	48,813,709	4.5
		126,204,525	11.7
	Energy: 6.5%
204,205	ConocoPhillips	10,389,950	1.0
124,227	Exxon Mobil Corp.	10,346,867	1.0
157,154	Occidental Petroleum Corp.	11,079,357	1.0
985,979	Other Securities	38,026,344	3.5
		69,842,518	6.5
	Financials: 15.2%
111,845	Allstate Corp.	11,482,008	1.1
113,271	American Express Co.	11,067,709	1.0
401,188	Bank of America Corp.	11,301,466	1.1
192,610	Bank of New York Mellon Corp.	10,543,471	1.0
55,731 (1)	Berkshire Hathaway, Inc. - Class B	10,756,640	1.0
22,889	Blackrock, Inc.	11,471,738	1.1
121,378	Capital One Financial Corp.	11,166,776	1.0
140,541	Citigroup, Inc.	10,610,846	1.0
43,362	Goldman Sachs Group, Inc.	10,738,166	1.0
107,048	JPMorgan Chase & Co.	11,188,657	1.0
198,953	Metlife, Inc.	10,679,797	1.0
212,051	Morgan Stanley	10,943,952	1.0
190,918	US Bancorp	10,529,128	1.0
188,208	Wells Fargo & Co.	10,628,106	1.0
167,464	Other Securities	10,041,141	0.9
		163,149,601	15.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 13.5%
190,348	Abbott Laboratories	$10,729,917	1.0
114,774	AbbVie, Inc.	11,123,896	1.0
32,938 (1)	Biogen, Inc.	10,611,635	1.0
162,042	Bristol-Myers Squibb Co.	10,239,434	1.0
120,065	Danaher Corp.	11,329,333	1.1
78,862	Johnson & Johnson	10,987,842	1.0
131,389	Medtronic PLC	10,790,979	1.0
286,804	Pfizer, Inc.	10,399,513	1.0
52,067	UnitedHealth Group, Inc.	11,880,127	1.1
510,216	Other Securities	46,749,363	4.3
		144,842,039	13.5
	Industrials: 12.9%
48,725	3M Co.	11,846,996	1.1
40,156	Boeing Co.	11,115,181	1.0
81,533	Caterpillar, Inc.	11,508,383	1.1
162,429	Emerson Electric Co.	10,528,648	1.0
45,529	FedEx Corp.	10,538,142	1.0
72,630	Honeywell International, Inc.	11,327,375	1.1
33,030	Lockheed Martin Corp.	10,540,533	1.0
55,485	Raytheon Co.	10,605,958	1.0
88,043	Union Pacific Corp.	11,137,440	1.0
85,364	United Parcel Service, Inc. - Class B	10,367,458	1.0
88,142	United Technologies Corp.	10,704,846	1.0
471,014	Other Securities	18,020,572	1.6
		138,241,532	12.9
	Information Technology: 14.8%
74,900	Accenture PLC	11,085,949	1.1
10,755 (1)	Alphabet, Inc. - Class C	10,985,265	1.0
66,613	Apple, Inc.	11,447,444	1.1
306,154	Cisco Systems, Inc.	11,419,544	1.1
60,513 (1)	Facebook, Inc.	10,721,694	1.0
269,898	Intel Corp.	12,102,226	1.1
70,097	International Business Machines Corp.	10,792,835	1.0
72,827	Mastercard, Inc. - Class A	10,958,279	1.0
138,219	Microsoft Corp.	11,633,893	1.1
212,360	Oracle Corp.	10,418,382	1.0
159,710 (1)	PayPal Holdings, Inc.	12,094,838	1.1
197,300	Qualcomm, Inc.	13,088,882	1.2
113,890	Texas Instruments, Inc.	11,080,358	1.0
97,631	Visa, Inc. - Class A	10,992,274	1.0
		158,821,863	14.8
	Materials: 1.9%
147,846	DowDuPont, Inc.	10,638,998	1.0
85,328	Other Securities	10,097,716	0.9
		20,736,714	1.9
	Real Estate: 0.9%
63,187	Other Securities	10,220,497	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: 1.9%
206,644	Verizon Communications, Inc.	$10,516,113	1.0
261,533	Other Securities	9,514,571	0.9
		20,030,684	1.9
	Utilities: 4.1%
121,176	Duke Energy Corp.	10,806,476	1.0
273,001	Exelon Corp.	11,386,872	1.1
69,463	NextEra Energy, Inc.	10,977,932	1.0
208,628	Southern Co.	10,681,753	1.0
		43,853,033	4.1
	Total Common Stock (Cost $690,207,715)	1,057,644,984	98.5
SHORT-TERM INVESTMENTS:1.3%
	Mutual Funds: 1.3%
14,184,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $14,184,000)	14,184,000	1.3
	Total Short-Term Investments (Cost $14,184,000)	14,184,000	1.3

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $704,391,715)	$1,071,828,984	99.8
Assets in Excess of Other Liabilities	2,210,203	0.2
Net Assets	$1,074,039,187	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of November 30, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$1,057,644,984	$—	$—	$1,057,644,984
Short-Term Investments	14,184,000	—	—	14,184,000
Total Investments, at fair value	$1,071,828,984	$—	$—	$1,071,828,984
Other Financial Instruments+
Futures	520,393	—	—	520,393
Total Assets	$1,072,349,377	$—	$—	$1,072,349,377

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	106	12/15/17	$14,033,870	$520,393
			$14,033,870	$520,393

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2017 (Unaudited) (continued)

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $714,223,747.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$377,728,126
Gross Unrealized Depreciation	(19,602,495)
Net Unrealized Appreciation	$358,125,631

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of November 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$520,393
Total Asset Derivatives		$520,393

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$478,878
Total	$478,878

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$487,061
Total	$487,061

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.3%
		Consumer Discretionary: 10.2%
147,899 (1)		Big Lots, Inc.	$8,740,831	1.1
51,021		Childrens Place Retail Stores, Inc.	6,780,691	0.9
136,449 (2)		Dave & Buster’s Entertainment, Inc.	7,235,891	0.9
434,075 (2)		Gray Television, Inc.	6,250,680	0.8
59,546		Lithia Motors, Inc.	6,984,150	0.9
52,925		Marriott Vacations Worldwide Corp.	7,105,181	0.9
225,237 (1)		Red Rock Resorts, Inc.	6,948,561	0.9
909,659 (3)		Other Securities	29,402,061	3.8
			79,448,046	10.2
		Consumer Staples: 2.0%
1,039,659	(3)(4)	Other Securities	15,584,582	2.0
		Energy: 3.1%
1,575,142	(3)(4)	Other Securities	24,424,266	3.1
		Financials: 20.6%
156,611		Bank of NT Butterfield & Son Ltd.	6,229,986	0.8
246,919		CenterState Bank Corp.	6,698,912	0.9
136,871		Chemical Financial Corp.	7,718,156	1.0
166,189		Great Western Bancorp, Inc.	6,866,929	0.9
102,570		Independent Bank Group, Inc.	7,067,073	0.9
481,256		Investors Bancorp, Inc.	6,867,523	0.9
164,313		MB Financial, Inc.	7,648,770	1.0
475,217		OM Asset Management Plc	7,793,559	1.0
87,160		Piper Jaffray Cos.	6,846,418	0.9
113,145		ProAssurance Corp.	6,998,018	0.9
360,528		Radian Group, Inc.	7,387,219	0.9
115,260		Selective Insurance Group	7,053,912	0.9
286,265		Sterling Bancorp/DE	7,256,818	0.9
124,104		Stifel Financial Corp.	6,979,609	0.9
76,520		Wintrust Financial Corp.	6,416,202	0.8
1,974,570	(3)(4)	Other Securities	54,290,715	7.0
			160,119,819	20.6
		Health Care: 12.5%
135,995 (2)		AMN Healthcare Services, Inc.	6,826,949	0.9
174,542		Healthsouth Corp.	8,718,373	1.1
147,865 (2)		Prestige Brands Holdings, Inc.	6,683,498	0.9
1,671,033	(3)(4)	Other Securities	75,221,770	9.6
			97,450,590	12.5
		Industrials: 16.9%
193,916		ABM Industries, Inc.	8,299,605	1.0
145,513 (2)		Atlas Air Worldwide Holdings, Inc.	8,403,376	1.1
133,138 (2)		Beacon Roofing Supply, Inc.	8,531,483	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
61,941		Curtiss-Wright Corp.	$7,693,072	1.0
76,770		EMCOR Group, Inc.	6,200,713	0.8
321,718 (2)		Navigant Consulting, Inc.	6,173,768	0.8
242,228		Schneider National, Inc.	6,353,640	0.8
151,121 (2)		SPX FLOW, Inc.	6,765,687	0.9
131,041		Tetra Tech, Inc.	6,834,400	0.9
185,200		Universal Forest Products, Inc.	7,252,432	0.9
83,958		Watts Water Technologies, Inc.	6,246,475	0.8
1,296,318 (4)		Other Securities	53,239,880	6.8
			131,994,531	16.9
		Information Technology: 13.7%
446,309 (2)		8x8, Inc.	6,292,957	0.8
61,822 (2)		CACI International, Inc.	8,157,413	1.0
67,740 (2)		Euronet Worldwide, Inc.	6,188,049	0.8
43,696		Fair Isaac Corp.	6,862,894	0.9
101,596		j2 Global, Inc.	7,666,434	1.0
69,923	(1)(2)	Proofpoint, Inc.	6,296,566	0.8
49,843		SYNNEX Corp.	6,788,617	0.9
149,361 (2)		Verint Systems, Inc.	6,534,544	0.8
1,332,427 (4)		Other Securities	52,214,225	6.7
			107,001,699	13.7
		Materials: 5.0%
136,839		Carpenter Technology Corp.	6,763,952	0.9
330,297		Commercial Metals Co.	6,553,092	0.8
701,326		Other Securities	25,775,469	3.3
			39,092,513	5.0
		Real Estate: 6.2%
791,067		Cousins Properties, Inc.	7,095,871	0.9
343,197		Easterly Government Properties, Inc.	7,272,345	1.0
180,181		Hudson Pacific Properties, Inc.	6,419,849	0.8
1,003,180		Other Securities	27,380,933	3.5
			48,168,998	6.2
		Telecommunication Services: 1.4%
633,932 (4)		Other Securities	10,758,009	1.4
		Utilities: 2.7%
331,283		Other Securities	20,798,679	2.7
		Total Common Stock (Cost $648,787,501)	734,841,732	94.3
EXCHANGE-TRADED FUNDS: 2.3%
114,908		iShares Russell 2000 ETF	17,655,614	2.3
		Total Exchange-Traded Funds (Cost $15,075,932)	17,655,614	2.3
		Total Long-Term Investments (Cost $663,863,433)	752,497,346	96.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.9%
	Securities Lending Collateral(5): 2.6%
4,946,164	Cantor Fitzgerald, Repurchase Agreement dated 11/30/17, 1.07%, due 12/01/17 (Repurchase Amount $4,946,309, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,045,087, due 12/25/17-09/20/67)	$4,946,164	0.6
4,946,164	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/17, 1.12%, due 12/01/17 (Repurchase Amount $4,946,316, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $5,045,088, due 02/15/43-02/15/44)	4,946,164	0.6
2,445,976	MUFG Securities America Inc., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $2,446,046, collateralized by various U.S. Government Agency Obligations, 1.837%-5.370%, Market Value plus accrued interest $2,494,896, due 08/01/ 19-11/01/47)	2,445,976	0.3
4,946,164	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $4,946,305, collateralized by various U.S. Government Agency Obligations, 1.875%-7.000%, Market Value plus accrued interest $5,045,087, due 01/13/ 22-10/15/47)	4,946,164	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
3,540,836	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/17, 1.21%, due 12/01/17 (Repurchase Amount $3,540,953, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,617,363, due 01/15/19-02/15/46)	$3,540,836	0.5
		20,825,304	2.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
25,537,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $25,537,000)	25,537,000	3.3
	Total Short-Term Investments (Cost $46,362,304)	46,362,304	5.9
	Total Investments in Securities (Cost $710,225,737)	$798,859,650	102.5
	Liabilities in Excess of Other Assets	(19,117,764)	(2.5)
	Net Assets	$779,741,886	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$734,841,732	$—	$—	$734,841,732
Exchange-Traded Funds	17,655,614	—	—	17,655,614
Short-Term Investments	25,537,000	20,825,304	—	46,362,304
Total Investments, at fair value	$778,034,346	$20,825,304	$—	$798,859,650

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $710,310,021.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$115,579,011
Gross Unrealized Depreciation	(27,029,382)
Net Unrealized Appreciation	$88,549,629

See Accompanying Notes to Financial Statements

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Series Fund, Inc. (the “Company”), on behalf of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund, each a series of the Company (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the Sub-Adviser, as well as the Manager’s role in monitoring the Sub-Adviser, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on each Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of the material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when the Funds achieve sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Funds have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Voya fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Funds and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Funds and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Corporate Leaders® 100 Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Corporate Leaders® 100 Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period.

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and below the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Fund’s net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholder from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Fund’s net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163306          (1117-012318)

Semi-Annual Report
November 30, 2017
Classes A, C, I, O, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Top o’ the Market to You?
Dear Shareholder,
Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?
At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so we believe central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.
Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.
Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2017

Our new fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, already up more than 8%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 8.28% for the fiscal half-year. (The Index returned 9.55% for the six-month period ended November 30, 2017, measured in U.S. dollars.)
While the period started with most commentators having largely discounted a reflation trade driven by U.S. legislative initiatives, this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Foreign exchange reserves grew for the ninth straight month in October, indicating more stable financial conditions. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced sweeping new regulations for 2018, among other things curbing leverage in asset management products and prohibiting promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Open Market Committee (“FOMC”) added a further 25bp (0.25%) in March and did so again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The November employment report showed the unemployment rate at 4.07%, the lowest since February 2001. Third quarter GDP growth was reported at 3.3% (annualized) after 3.1% in the second. A December rate increase was now a near certainty. The outline of a long-awaited pro-growth tax reform program was finally announced: different as between House and Senate and in the latter case moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 20%, which many believed would be used to increase share buy-backs and dividends. November ended with the Senate’s tax package likely to pass.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 0.68% in the fiscal half-year. The Treasury yield curve rose but became flatter, with the result that the Bloomberg Barclays U.S. Treasury Bond Index lost 0.04% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 1.68%. Indices of riskier classes outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 1.91%, and the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.29%.
U.S. equities, represented by the S&P 500® Index including dividends, gained 10.89% in the six-months through November, repeatedly closing at a new high. The earnings per share of its constituent companies grew 10% year-over-year in the second quarter of 2017, and 6% in the third. The financials sector was the leader, soaring 19.33%. Consumer staples was the weakest sector, adding just 0.46%.
In currencies, the dollar fell 5.16% against the euro, 4.25% against the pound. This reflected the continued dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 1.64% against the yen, moving within a narrow trading range.
In international markets, the MSCI Japan® Index surged 14.55% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 2.32%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index slipped 0.94%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Information Technology	18.3%
Financials	17.2%
Industrials	14.7%
Consumer Discretionary	12.1%
Real Estate	9.1%
Health Care	7.9%
Materials	7.4%
Utilities	5.6%
Consumer Staples	3.9%
Energy	3.5%
Exchange-Traded Funds	0.1%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.92% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap”), which returned 11.21% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index, due to weak security selection. Stock selection within the information technology, and industrial sectors had the largest negative impact on performance. By contrast, stock selection within the financials, and consumer staples sectors contributed favorably to returns.
On the individual security level, key detractors for the period included overweight positions in Mallinckrodt Plc and Dick’s Sporting Goods, Inc. and an out-of-benchmark position in Foot Locker, Inc. Among the key contributors for the period were overweight positions in Thor Industries, Inc., CalAtlantic Group, Inc. and Primerica, Inc.
Top Ten Holdings as of November 30, 2017 (as a percentage of net assets)

East West Bancorp, Inc.	1.1%
Steel Dynamics, Inc.	1.1%
WellCare Health Plans, Inc.	1.1%
Thor Industries, Inc.	1.1%
Manpowergroup, Inc.	1.0%
CDK Global, Inc.	1.0%
Domino’s Pizza, Inc.	1.0%
Ingredion, Inc.	1.0%
UGI Corp.	1.0%
Carlisle Cos., Inc.	1.0%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative model is designed to emphasize what we believe are high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*
Class A	$1,000.00	$1,089.20	0.99%	$5.18	$1,000.00	$1,020.10	0.99%	$5.01
Class C	1,000.00	1,086.90	1.49	7.80	1,000.00	1,017.60	1.49	7.54
Class I	1,000.00	1,090.90	0.74	3.88	1,000.00	1,021.36	0.74	3.75
Class O	1,000.00	1,089.50	0.99	5.19	1,000.00	1,020.10	0.99	5.01
Class R	1,000.00	1,088.20	1.24	6.49	1,000.00	1,018.85	1.24	6.28
Class W	1,000.00	1,091.10	0.74	3.88	1,000.00	1,021.36	0.74	3.75

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2017 (Unaudited)

ASSETS:
Investments in securities at fair value+*	$163,996,717
Short-term investments at fair value**	5,280,906
Cash	503
Receivables:
Fund shares sold	53,587
Dividends	204,091
Prepaid expenses	53,469
Reimbursement due from manager	15,062
Other assets	18,621
Total assets	169,622,956
LIABILITIES:
Payable for fund shares redeemed	107,278
Payable upon receipt of securities loaned	4,875,906
Payable for investment management fees	72,270
Payable for distribution and shareholder service fees	36,414
Payable for directors fees	802
Payable to directors under the deferred compensation plan (Note 6)	18,621
Other accrued expenses and liabilities	149,835
Total liabilities	5,261,126
NET ASSETS	$164,361,830
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$129,330,043
Undistributed net investment income	645,683
Accumulated net realized gain	11,829,628
Net unrealized appreciation	22,556,476
NET ASSETS	$164,361,830
+ Including securities loaned at value	$4,745,507
* Cost of investments in securities	$141,440,241
** Cost of short-term investments	$5,280,906
See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2017 (Unaudited) (continued)

Class A
Net assets	$47,680,541
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,585,236
Net asset value and redemption price per share†	$18.44
Maximum offering price per share (5.75%)(1)	$19.56
Class C
Net assets	$6,344,280
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	370,144
Net asset value and redemption price per share†	$17.14
Class I
Net assets	$10,754,716
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	567,374
Net asset value and redemption price per share	$18.96
Class O
Net assets	$84,240,460
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,552,587
Net asset value and redemption price per share	$18.50
Class R
Net assets	$15,083,369
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	831,595
Net asset value and redemption price per share	$18.14
Class W
Net assets	$258,464
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	13,659
Net asset value and redemption price per share	$18.92

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the six months ended November 30, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,213,734
Securities lending income, net	16,299
Total investment income	1,230,033
EXPENSES:
Investment management fees	442,255
Distribution and shareholder service fees:
Class A	60,057
Class C	24,411
Class O	101,777
Class R	37,232
Transfer agent fees:
Class A	37,258
Class C	5,049
Class I	5,469
Class O	63,143
Class R	11,549
Class W	216
Shareholder reporting expense	14,640
Registration fees	54,053
Professional fees	21,690
Custody and accounting expense	19,590
Directors fees	3,208
Miscellaneous expense	8,522
Interest expense	45
Total expenses	910,164
Waived and reimbursed fees	(91,349)
Net expenses	818,815
Net investment income	411,218
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,851,287
Net realized gain	5,851,287
Net change in unrealized appreciation (depreciation) on:
Investments	7,478,311
Net change in unrealized appreciation (depreciation)	7,478,311
Net realized and unrealized gain	13,329,598
Increase in net assets resulting from operations	$13,740,816

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended November 30, 2017	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$411,218	$957,558
Net realized gain	5,851,287	9,298,915
Net change in unrealized appreciation (depreciation)	7,478,311	11,658,888
Increase in net assets resulting from operations	13,740,816	21,915,361
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(389,176)
Class B(1)	—	(10)
Class C	—	(31,063)
Class I	—	(83,298)
Class O	—	(675,341)
Class R	—	(95,245)
Class W	—	(1,445)
Net realized gains:
Class A	—	(387,182)
Class B(1)	—	(47)
Class C	—	(65,195)
Class I	—	(65,940)
Class O	—	(673,854)
Class R	—	(127,998)
Class W	—	(1,130)
Total distributions	—	(2,596,924)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,079,175	13,119,947
Reinvestment of distributions	—	1,257,508
	4,079,175	14,377,455
Cost of shares redeemed	(14,534,247)	(27,792,865)
Net decrease in net assets resulting from capital share transactions	(10,455,072)	(13,415,410)
Net increase in net assets	3,285,744	5,903,027
NET ASSETS:
Beginning of year or period	161,076,086	155,173,059
End of year or period	$164,361,830	$161,076,086
Undistributed net investment income at end of year or period	$645,683	$234,465

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
9

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
11-30-17	16.93	0.05•	1.46	1.51	—	—	—	—	—	18.44	8.92	1.11	0.99	0.99	0.54	47,681	41
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
05-31-14	18.22	0.09	3.01	3.10	0.04	1.61	—	1.65	—	19.67	17.57	1.01	0.99	0.99	0.45	58,939	122
05-31-13	14.67	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.22	26.10	1.02	0.99	0.99	0.28	55,247	102
Class C
11-30-17	15.77	0.01	1.36	1.37	—	—	—	—	—	17.14	8.69	1.61	1.49	1.49	0.03	6,344	41
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
05-31-14	17.42	(0.01)	2.88	2.87	—	1.61	—	1.61	—	18.68	17.03	1.51	1.49	1.49	(0.05)	9,463	122
05-31-13	14.06	(0.04)	3.59	3.55	0.01	0.18	—	0.19	—	17.42	25.45	1.52	1.49	1.49	(0.22)	8,314	102
Class I
11-30-17	17.38	0.07•	1.51	1.58	—	—	—	—	—	18.96	9.09	0.82	0.74	0.74	0.80	10,755	41
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
05-31-14	18.52	0.15	3.07	3.22	0.07	1.61	—	1.68	—	20.06	18.00	0.67	0.67	0.67	0.77	13,478	122
05-31-13	14.91	0.09•	3.80	3.89	0.10	0.18	—	0.28	—	18.52	26.43	0.70	0.70	0.70	0.56	12,826	102
Class O
11-30-17	16.98	0.05•	1.47	1.52	—	—	—	—	—	18.50	8.95	1.11	0.99	0.99	0.54	84,240	41
05-31-17	15.02	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.98	14.91	1.12	0.99	0.99	0.63	81,066	90
05-31-16	16.71	0.23	(0.97)	(0.74)	0.20	0.75	—	0.95	—	15.02	(4.05)	1.11	0.99	0.99	1.49	78,693	143
05-31-15	19.72	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.71	7.93	1.03	0.99	0.99	1.24	92,467	73
05-31-14	18.26	0.09	3.02	3.11	0.04	1.61	—	1.65	—	19.72	17.60	1.01	0.99	0.99	0.45	97,002	122
05-31-13	14.71	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.26	26.05	1.02	0.99	0.99	0.26	87,976	102
Class R
11-30-17	16.67	0.02•	1.45	1.47	—	—	—	—	—	18.14	8.82	1.36	1.24	1.24	0.29	15,083	41
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
05-31-14	18.04	0.04	2.99	3.03	0.01	1.61	—	1.62	—	19.45	17.36	1.26	1.24	1.24	0.20	17,380	122
05-31-13	14.54	0.00*	3.70	3.70	0.02	0.18	—	0.20	—	18.04	25.70	1.27	1.24	1.24	0.02	15,871	102
See Accompanying Notes to Financial Statements
10

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
11-30-17	17.34	0.06•	1.52	1.58	—	—	—	—	—	18.92	9.11	0.86	0.74	0.74	0.72	258	41
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73
05-31-14	18.50	0.15•	3.05	3.20	0.06	1.61	—	1.67	—	20.03	17.89	0.76	0.74	0.74	0.77	70	122
05-31-13	14.90	0.09	3.79	3.88	0.10	0.18	—	0.28	—	18.50	26.36	0.77	0.74	0.74	0.59	52	102

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
11

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

12

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended November 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$65,923,245	$75,719,479
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O	Class R
0.25%	0.75%	0.25%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$866	$—
Contingent Deferred Sales Charges:	$5	$40
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	8.81%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 1.00%, 1.25%, and 0.75% for Class A, Class C, Class I, Class O, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2018, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.49%, 0.74%, 0.99%, 1.24%, and 0.74% for Class A, Class C, Class I, Class O, Class R and Class W, respectively. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:
November 30,
2018	2019	2020	Total
$34,593	$102,454	$140,619	$277,666
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of November 30, 2017, are as follows:
	November 30,
	2018	2019	2020	Total
Class A	$32,961	$23,453	$21,308	$77,722
Class C	5,017	3,769	3,095	11,881
Class R	10,901	7,472	6,698	25,071
Class O	53,441	40,982	36,011	130,434
Class W	74	74	96	244
The Expense Limitation Agreement and the side letter agreement are contractual through October 1, 2018 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 8 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the period ended November 30, 2017, the Fund did not utilize the line of credit.

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
11/30/2017	87,996	—	—	(371,182)	—	(283,186)	1,532,927	—	—	(6,483,602)	—	(4,950,675)
5/31/2017	321,410	—	45,111	(503,136)	311	(136,304)	5,282,752	—	742,519	(8,170,139)	5,324	(2,139,544)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	3	—	2	(1)	(345)	(341)	43	—	28	(9)	(5,324)	(5,262)
Class C
11/30/2017	3,281	—	—	(53,798)	—	(50,517)	52,769	—	—	(865,957)	—	(813,188)
5/31/2017	28,831	—	5,422	(141,392)	—	(107,139)	442,535	—	83,329	(2,153,474)	—	(1,627,610)
Class I
11/30/2017	70,413	—	—	(53,752)	—	16,661	1,275,964	—	—	(951,713)	—	324,251
5/31/2017	131,457	—	8,701	(216,053)	—	(75,895)	2,235,638	—	146,876	(3,449,143)	—	(1,066,629)
Class O
11/30/2017	42,705	—	—	(263,557)	—	(220,852)	743,596	—	—	(4,584,626)	—	(3,841,030)
5/31/2017	186,269	—	3,801	(656,277)	—	(466,207)	3,051,254	—	62,747	(10,635,494)	—	(7,521,493)
Class R
11/30/2017	13,543	—	—	(84,779)	—	(71,236)	230,140	—	—	(1,439,245)	—	(1,209,105)
5/31/2017	121,881	—	13,548	(205,611)	—	(70,182)	1,973,895	—	219,884	(3,288,885)	—	(1,095,106)
Class W
11/30/2017	13,862	—	—	(12,053)	—	1,809	243,779	—	—	(209,104)	—	34,675
5/31/2017	7,942	—	126	(5,897)	—	2,171	133,830	—	2,125	(95,721)	—	40,234

(1)
Class B converted to Class A on May 2, 2017.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2017:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$930,167	$(930,167)	$—
Deutsche Bank Securities Inc.	343,951	(343,951)	—
Goldman, Sachs & Co. LLC	95,508	(95,508)	—
J.P. Morgan Securities LLC	181,156	(181,156)	—
Morgan Stanley & Co. LLC	687,167	(687,167)	—
RBC Dominion Securities Inc	1,447,997	(1,447,997)	—
UBS AG	1,059,561	(1,059,561)	—
Total	$4,745,507	$(4,745,507)	$—

(1)
Collateral with a fair value of  $4,875,906 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund paid no dividends or distributions during the six months ended November 30, 2017. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2017 was as follows:
Ordinary Income	Long-term Capital Gains
$1,275,578	$1,321,346
The tax-basis components of distributable earnings as of May 31, 2017 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
$3,473,141	$2,874,803	$(28)	$14,977,489
At May 31, 2017, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2017, the Fund declared and paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.0848	December 18, 2017	December 14, 2017
Class C	NII	$0.0000	December 18, 2017	December 14, 2017
Class I	NII	$0.1345	December 18, 2017	December 14, 2017
Class O	NII	$0.0878	December 18, 2017	December 14, 2017
Class R	NII	$0.0415	December 18, 2017	December 14, 2017
Class W	NII	$0.1334	December 18, 2017	December 14, 2017
All Classes	STCG	$0.3986	December 18, 2017	December 14, 2017
All Classes	LTCG	$0.8074	December 18, 2017	December 14, 2017

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Expense Limitation Agreement: On January 11, 2018, the Board approved a new side letter expense limitation agreement with respect to the Fund. Effective January 1, 2018, the new non-recoupable side letter agreement, through October 1, 2019, is 0.95%, 1.45%, 0.70%, 0.95%, 1.20% and 0.70% for Class A, Class C, Class I, Class O, Class R and Class W, respectively.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

18

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Consumer Discretionary: 12.1%
19,900 (1)		Big Lots, Inc.	$1,176,090	0.7
24,939		Brunswick Corp.	1,380,374	0.8
8,796		Domino’s Pizza, Inc.	1,637,463	1.0
39,581		KB Home	1,241,260	0.8
34,017 (2)		Live Nation Entertainment, Inc.	1,543,691	0.9
11,461		Thor Industries, Inc.	1,759,837	1.1
308,259	(3)(4)	Other Securities	11,186,866	6.8
			19,925,581	12.1
		Consumer Staples: 3.9%
11,787		Ingredion, Inc.	1,632,264	1.0
25,426 (2)		United Natural Foods, Inc.	1,220,956	0.7
121,112	(3)(4)	Other Securities	3,578,273	2.2
			6,431,493	3.9
		Energy: 3.5%
348,717 (4)		Other Securities	5,844,267	3.5
		Financials: 17.2%
29,347		Bank of the Ozarks, Inc.	1,415,112	0.9
20,716		Chemical Financial Corp.	1,168,175	0.7
30,112		East West Bancorp, Inc.	1,853,092	1.1
25,350		First American Financial Corp.	1,409,207	0.8
72,791		First Horizon National Corp.	1,411,418	0.8
31,378		Legg Mason, Inc.	1,253,865	0.8
67,857		Old Republic International Corp.	1,422,961	0.9
13,995		Primerica, Inc.	1,455,480	0.9
7,277		Reinsurance Group of America, Inc.	1,179,238	0.7
71,800		TCF Financial Corp.	1,458,258	0.9
365,290 (4)		Other Securities	14,262,280	8.7
			28,289,086	17.2
		Health Care: 7.9%
13,080 (2)		Charles River Laboratories International, Inc.	1,362,936	0.8
28,292		Healthsouth Corp.	1,413,186	0.9
14,173 (2)		Masimo Corp.	1,259,129	0.8
8,540 (2)		WellCare Health Plans, Inc.	1,818,935	1.1
123,382 (4)		Other Securities	7,060,961	4.3
			12,915,147	7.9
		Industrials: 14.7%
13,864		Carlisle Cos., Inc.	1,593,944	1.0
15,835		Crane Co.	1,351,834	0.8
12,174		Curtiss-Wright Corp.	1,512,011	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
17,307		Deluxe Corp.	$1,230,528	0.8
18,505		EMCOR Group, Inc.	1,494,649	0.9
73,362 (2)		JetBlue Airways Corp.	1,575,082	1.0
13,097		Manpowergroup, Inc.	1,688,203	1.0
15,691		Regal Beloit Corp.	1,207,422	0.7
25,617		Timken Co.	1,278,288	0.8
23,216		Toro Co.	1,514,844	0.9
130,502 (4)		Other Securities	9,672,949	5.9
			24,119,754	14.7
		Information Technology: 18.3%
46,502 (2)		ARRIS International PLC	1,393,665	0.8
24,384		CDK Global, Inc.	1,684,691	1.0
20,839 (2)		Cirrus Logic, Inc.	1,151,146	0.7
37,317 (2)		Fortinet, Inc.	1,569,553	1.0
15,268		j2 Global, Inc.	1,152,123	0.7
13,051		LogMeIn, Inc.	1,553,069	0.9
24,025 (2)		Microsemi Corp.	1,269,721	0.8
12,773 (2)		Tech Data Corp.	1,235,149	0.8
52,964 (1)		Vishay Intertechnology, Inc.	1,159,912	0.7
437,362 (4)		Other Securities	17,870,128	10.9
			30,039,157	18.3
		Materials: 7.4%
42,857 (2)		Louisiana-Pacific Corp.	1,183,282	0.7
30,001		PolyOne Corp.	1,386,346	0.9
47,423		Steel Dynamics, Inc.	1,825,785	1.1
58,256		Valvoline, Inc.	1,436,593	0.9
100,032	(3)(4)	Other Securities	6,263,640	3.8
			12,095,646	7.4
		Real Estate: 9.1%
130,915		Cousins Properties, Inc.	1,174,308	0.7
22,694		Potlatch Corp.	1,171,010	0.7
419,595	(3)(4)	Other Securities	12,611,043	7.7
			14,956,361	9.1
		Utilities: 5.6%
39,888		Great Plains Energy, Inc.	1,368,557	0.8
24,637 (1)		National Fuel Gas Co.	1,448,656	0.9
32,658		UGI Corp.	1,600,569	1.0
93,646		Other Securities	4,851,991	2.9
			9,269,773	5.6
		Total Common Stock (Cost $141,355,280)	163,886,265	99.7

See Accompanying Notes to Financial Statements
19

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.1%
582		Other Securities	$110,452	0.1
		Total Exchange-Traded Funds (Cost $84,961)	110,452	0.1
RIGHTS: —%
		Materials: —%
3,200	(4)(5)	Other Securities	—	—
		Total Rights (Cost $—)	—	—
		Total Long-Term Investments (Cost $141,440,241)	163,996,717	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Securities Lending Collateral(6): 3.0%
1,158,065	BNP Paribas S.A., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,158,098, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,181,226, due 12/21/17-09/01/47)	1,158,065	0.7
1,158,065	Citigroup, Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,158,098, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,181,226, due 03/15/18-10/01/53)	1,158,065	0.7
1,158,065	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $1,158,099, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,181,226, due 12/07/17-12/01/51)	1,158,065	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
243,646	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $243,653, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $248,519, due 10/11/18-02/15/45)	$243,646	0.2
1,158,065	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,158,098, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,181,226, due 12/20/17-12/01/47)	1,158,065	0.7
		4,875,906	3.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
405,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $405,000)	405,000	0.2
	Total Short-Term Investments (Cost $5,280,906)	5,280,906	3.2
	Total Investments in Securities (Cost $146,721,147)	$169,277,623	103.0
	Liabilities in Excess of Other Assets	(4,915,793)	(3.0)
	Net Assets	$164,361,830	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements
20

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2017 (Unaudited) (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of November 30, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$163,886,265	$—	$—	$163,886,265
Exchange-Traded Funds	110,452	—	—	110,452
Rights	—	—	—	—
Short-Term Investments	405,000	4,875,906	—	5,280,906
Total Investments, at fair value	$164,401,717	$4,875,906	$—	$169,277,623

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $146,738,101.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$26,624,793
Gross Unrealized Depreciation	(4,085,271)
Net Unrealized Appreciation	$22,539,522

See Accompanying Notes to Financial Statements
21

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and Voya Series Fund, Inc. (the “Company”), on behalf of Voya Mid Cap Research Enhanced Index Fund, a series of the Company (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of the Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the Sub-Adviser, as well as the
Manager’s role in monitoring the Sub-Adviser, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of the material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program,

22

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Voya fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Fund and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Fund and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when the Fund first was organized; differences in the original sponsors of funds that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory

23

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Mid Cap Research Enhanced Index Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the three-year and ten-year periods, and the fourth quintile for the year-to-date and five-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection and sector allocation on the Fund’s performance; (2) Management’s observation that the Fund’s name, investment strategies and portfolio management team were changed, effective May 31, 2016, and its observations regarding the Fund’s performance since that time; and (3) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment objective.

24

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2017 annual contract renewal cycle, new lower expense limits were implemented by the Manager for the Fund, to become effective January 1, 2018; (2) Management’s discussion of fee waivers and/or reimbursements, which lower the
Fund’s net effective management fee rate; and (3) Management’s representations regarding the competitiveness of the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

25

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166400         (1117-012318)

Semi-Annual Report
November 30, 2017
Voya Global Multi-Asset Fund
Classes A, C, I, O, R6 and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information.This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Top o’ the Market to You?
Dear Shareholder,
Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?
At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so we believe central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.
Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.
Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2017

Our new fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, already up more than 8%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 8.28% for the fiscal half-year. (The Index returned 9.55% for the six-month period ended November 30, 2017, measured in U.S. dollars.)
While the period started with most commentators having largely discounted a reflation trade driven by U.S. legislative initiatives, this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Foreign exchange reserves grew for the ninth straight month in October, indicating more stable financial conditions. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced sweeping new regulations for 2018, among other things curbing leverage in asset management products and prohibiting promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Open Market Committee (“FOMC”) added a further 25bp (0.25%) in March and did so again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The November employment report showed the unemployment rate at 4.07%, the lowest since February 2001. Third quarter GDP growth was reported at 3.3% (annualized) after 3.1% in the second. A December rate increase was now a near certainty. The outline of a long-awaited pro-growth tax reform program was finally announced: different as between House and Senate and in the latter case moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 20%, which many believed would be used to increase share buy-backs and dividends. November ended with the Senate’s tax package likely to pass.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 0.68% in the fiscal half-year. The Treasury yield curve rose but became flatter, with the result that the Bloomberg Barclays U.S. Treasury Bond Index lost 0.04% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 1.68%. Indices of riskier classes outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 1.91%, and the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.29%.
U.S. equities, represented by the S&P 500® Index including dividends, gained 10.89% in the six-months through November, repeatedly closing at a new high. The earnings per share of its constituent companies grew 10% year-over-year in the second quarter of 2017, and 6% in the third. The financials sector was the leader, soaring 19.33%. Consumer staples was the weakest sector, adding just 0.46%.
In currencies, the dollar fell 5.16% against the euro, 4.25% against the pound. This reflected the continued dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 1.64% against the yen, moving within a narrow trading range.
In international markets, the MSCI Japan® Index surged 14.55% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 2.32%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index slipped 0.94%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
3

Benchmark Descriptions

Index	Description
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	An total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

wVoya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, Portfolio Manager, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)(1), reflects these target allocations.
Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.01% compared to the S&P Target Risk® Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned 6.64%, 0.68%, 7.94%, 11.09% and 6.66%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed both the S&P Target Risk Growth Index and its strategic GMA Composite.
GMA Composite’s return was very close to the return of the S&P Target Risk® Growth Index. GMA Composite benefited from a higher allocation to equities, which outperformed fixed income. Broad-based economic growth and still accommodative global monetary policy helped propel corporate profits and stock prices higher. Within the asset classes, GMA Composite had the advantage in fixed income mainly due to its allocations to outperforming high yield bonds and bank loans, which are not included in the S&P Target Risk® Growth Index. However, the return on GMA Composite’s US equities lagged that of the S&P Target Risk® Growth index, principally as a result of GMA’s overweight to value equities which heavily underperformed growth. S&P’s positioning is neutral as between growth and value. S&P also had the edge in non-
Target Allocations as of November 30, 2017 (percent of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	26.5%
U.S. Mid-Capitalization Stocks	6.0%
U.S. Small-Capitalization Stocks	4.0%
Non-U.S./International Stocks	23.0%
Emerging Markets	7.0%
Global Real Estate Stocks	2.0%
Commodities	2.5%
Domestic Core Bond	8.0%
Global Bond	5.0%
High Yield	6.0%
Bank Loans	8.0%
Cash	2.0%
Total	100%
US equities, due to its larger allocation to Asia vs. Europe compared to GMA Composite’s EAFE exposure. Finally, in both regions, GMA’s allocation to real estate weighed on returns.
The Fund also attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite asset allocation over the short and medium term. Tactical asset allocation was a major source of outperformance over the period before fees and expenses. The primary contributor to relative returns was an overweight to Japanese equities. The Bank of Japan’s continued balance sheet growth, combined with a weaker yen, aided local-market stocks. Japan was the only major equity market to have had a price/earnings multiple de-rating earlier in the year, which made valuations more attractive. An overweight to U.S.growth equities versus value stocks was also a tailwind, as growth stocks massively outperformed value stocks during the period.
The Fund also attempts to outperform the return of the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. Underlying fund selection added value over the period before fees and expenses. The underlying funds with the highest outperformance versus their asset class benchmarks were Voya Multi-Manager Mid Cap Value Fund, Voya Multi-Manager Emerging Markets Fund and Voya Global Bond Fund. The funds with the largest underperformance were Voya Small Company Fund, Voya Mid Cap Opportunities Fund and Voya Large Cap Growth Fund.
The Fund utilizes derivatives — including futures, currency forwards and total return swaps — to execute some of its quantitative, tactical asset allocation moves. These moves are designed to be diversifying in nature and are employed within the Fund’s risk allocation guidelines. For the six-month reporting period, quantitative moves, in aggregate, contributed to Fund performance.
Current Strategy and Outlook: As we reflect back on the very good year for equity markets globally (19.82% MSCI All Country World Index in U.S. dollars total return) it’s natural to ask, how much further can equities rise into 2018? Here we rest on our valuation, fundamental and sentiment investment process. In terms of valuation, MSCI All Country World Index is at 16.2 times price/earnings multiple and the S&P 500® Index is at 18.3 times earnings. We believe that neither are what

5

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

could be characterized as undervalued. On fundamentals, the consensus expectation of 10% global earnings growth looks, in our opinion, achievable. The combination of above-trend global and U.S. economic growth and profit growth aided by corporate tax reform supports a positive outlook for equities. In terms of sentiment, the picture is a bit mixed, in our view a handful of our measures are reflecting a degree of excessive optimism but the momentum and the strength of buying the dip even on most modest pullbacks tells us that the investment community is still keenly searching for returns and repositioning away from downside protection.
We do expect a change in the equity and bond volatility profile over the course of 2018. It was relatively normal to have very low levels of volatility and modest pullbacks in equities over the past 18 months, as we had increasing momentum and breadth to economic and earnings growth. Going forward, while we still expect the data to be good, we may start to see a slowdown in its rate of change. We don’t think that is a game changer, however, the S&P 500® Index has now had 265 days without a 3% pullback, which is a record based on historical data since 1930. Thus, it may be that equities grind higher for 2018, but the grind, in our opinion, will be punctuated with one or two pullbacks of 5% or greater. We are watching the breadth of global markets with rising 200-day moving averages, which are hovering over 90%, still a positive picture. Global equity to global bond correlations are positive and have been for the past three years. We look there as well for signs of stress to equities — which would be bond yields climbing to a point where they pinch the outlook for corporate profits.
Our Fund remains positioned for a positive global growth outlook. Our long held constructive view on the emerging markets remains, even in light of some relative weakness during late November. The emerging markets are still benefiting from a weak U.S. dollar and easy financial conditions. Likewise, we are maintaining our positive view on Japanese equities, which stumbled but recovered nicely in November. We see it as one of the markets with solid growth prospects, decent valuations and monetary policy that continues to be highly accommodative.

(1)
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of November 30, 2017, the index allocation is approximately: 4% of the S&P 500® Index, 10.5% of the Bloomberg Barclays U.S. Aggregate Bond Index, 23% of the MSCI EAFE® Index, 6% of the MSCI Emerging Markets Index, 6% of the Russell 1000® Growth Index, 11.5% of the Russell 1000® Value Index, 4% of the Russell 2000® Index, 6% of the Russell Midcap® Index, 5% of the Bloomberg Barclays Global Aggregate Index, 7% of the Bloomberg Barclays High Yield Bond Index, 8% of S&P/LSTA Leveraged Loan Index, 1% of FTSE ERPA/NAREIT Developed Index, 1% of the MSCI U.S. REIT Index, 2% U.S. Treasury Bill 3M, 2.5% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index and 2.5% of Bloomberg Commodity Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
6

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2017**	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2017**
Class A	$1,000.00	$1,080.10	0.51%	$2.66	$1,000.00	$1,022.51	0.51%	$2.59
Class C	1,000.00	1,075.30	1.26	6.56	1,000.00	1,018.75	1.26	6.38
Class I	1,000.00	1,081.60	0.26	1.36	1,000.00	1,023.76	0.26	1.32
Class O	1,000.00	1,079.70	0.51	2.66	1,000.00	1,022.51	0.51	2.59
Class R6(1)	1,000.00	1,036.10	0.26	0.46	1,000.00	1,023.76	0.26	1.32
Class W	1,000.00	1,080.80	0.26	1.36	1,000.00	1,023.76	0.26	1.32

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was September 29, 2017. Expenses paid for the actual Fund’s return reflect the 63-day period ended November 30, 2017.

7

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2017 (Unaudited)

ASSETS:
Investments in securities at fair value*	$54,500
Investments in affiliated underlying funds at fair value**	114,578,937
Investments in unaffiliated underlying funds at fair value***	45,243,953
Short-term investments at fair value****	675,415
Cash	121,400
Cash collateral for futures	852,500
Cash pledged as collateral for OTC derivatives (Note 2)	780,000
Foreign cash collateral for futures*****	507,251
Receivables:
Investments in unaffiliated underlying funds sold	234,140
Fund shares sold	8,884
Dividends	930
Interest	244
Unrealized appreciation on forward foreign currency contracts	66,486
Unrealized appreciation on OTC swap agreements	41,942
Prepaid expenses	46,047
Reimbursement due from manager	75,804
Other assets	20,736
Total assets	163,309,169
LIABILITIES:
Payable for fund shares redeemed	77,050
Unrealized depreciation on forward foreign currency contracts	30,921
Payable for investment management fees	42,502
Payable for distribution and shareholder service fees	40,163
Payable for directors fees	797
Payable to directors under the deferred compensation plan (Note 6)	20,736
Other accrued expenses and liabilities	111,770
Total liabilities	323,939
NET ASSETS	$162,985,230
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$145,632,138
Undistributed net investment income	1,228,847
Accumulated net realized loss	(6,747,959)
Net unrealized appreciation	22,872,204
NET ASSETS	$162,985,230
* Cost of investments in securities	$53,050
** Cost of investments in affiliated underlying funds	$96,755,307
*** Cost of investments in unaffiliated underlying funds	$41,051,444
**** Cost of short-term investments	$675,415
***** Cost of foreign cash collateral for futures	$502,265
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2017 (Unaudited) (continued)

Class A
Net assets	$70,863,265
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,839,112
Net asset value and redemption price per share†	$12.14
Maximum offering price per share (5.75%)(1)	$12.88
Class C
Net assets	$15,978,742
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,315,897
Net asset value and redemption price per share†	$12.14
Class I
Net assets	$14,145,286
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,147,432
Net asset value and redemption price per share	$12.33
Class O
Net assets	$61,882,441
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,129,785
Net asset value and redemption price per share	$12.06
Class R6
Net assets	$3,108
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	252
Net asset value and redemption price per share	$12.33
Class W
Net assets	$112,388
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,129
Net asset value and redemption price per share	$12.31

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

Statement of Operations for the six months ended November 30, 2017 (Unaudited)

INVESTMENT INCOME:
Interest	$1,154
Dividends from affiliated underlying funds	891,962
Dividends from unaffiliated underlying funds	324,489
Total investment income	1,217,605
EXPENSES:
Investment management fees	246,208
Distribution and shareholder service fees:
Class A	87,721
Class C	78,515
Class O	75,430
Transfer agent fees:
Class A	70,218
Class C	15,712
Class I	9,507
Class O	60,380
Class R6	2
Class W	112
Shareholder reporting expense	17,508
Registration fees	39,438
Professional fees	19,581
Custody and accounting expense	7,869
Directors fees	3,189
Miscellaneous expense	9,124
Interest expense	315
Total expenses	740,829
Waived and reimbursed fees	(289,419)
Net expenses	451,410
Net investment income	766,195
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,193
Sale of affiliated underlying funds	397,092
Sale of unaffiliated underlying funds	1,647,122
Forward foreign currency contracts	88,086
Foreign currency related transactions	(36,459)
Futures	634,396
Swaps	235,247
Net realized gain	2,984,677
Net change in unrealized appreciation (depreciation) on:
Investments	(641)
Affiliated underlying funds	6,047,179
Unaffiliated underlying funds	1,670,066
Forward foreign currency contracts	49,098
Foreign currency related transactions	4,975
Futures	688,762
Swaps	23,875
Net change in unrealized appreciation (depreciation)	8,483,314
Net realized and unrealized gain	11,467,991
Increase in net assets resulting from operations	$12,234,186
See Accompanying Notes to Financial Statements
10

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended November 30, 2017	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$766,195	$3,038,501
Net realized gain	2,984,677	4,688,625
Net change in unrealized appreciation (depreciation)	8,483,314	8,237,963
Increase in net assets resulting from operations	12,234,186	15,965,089
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,178,546)
Class B(1)	—	(2,535)
Class C	—	(209,516)
Class I	—	(255,935)
Class O	—	(1,065,276)
Class W	—	(1,634)
Total distributions	—	(2,713,442)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,068,954	10,579,841
Reinvestment of distributions	—	1,482,342
	3,068,954	12,062,183
Cost of shares redeemed	(9,479,724)	(28,578,451)
Net decrease in net assets resulting from capital share transactions	(6,410,770)	(16,516,268)
Net increase (decrease) in net assets	5,823,416	(3,264,621)
NET ASSETS:
Beginning of year or period	157,161,814	160,426,435
End of year or period	$162,985,230	$157,161,814
Undistributed net investment income at end of year or period	$1,228,847	$462,652

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
11

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
11-30-17	11.24	0.06•	0.84	0.90	—	—	—	—	—	12.14	8.01	0.88	0.51	0.51	1.01	70,863	34
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
05-31-14	9.91	0.14	1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37	0.37	1.37	86,914	46
05-31-13	8.78	0.21•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38	0.38	2.21	89,440	59
Class C
11-30-17	11.29	0.02	0.83	0.85	—	—	—	—	—	12.14	7.53	1.63	1.26	1.26	0.26	15,979	34
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
05-31-14	9.95	0.06	1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12	1.12	0.60	27,300	46
05-31-13	8.82	0.14•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13	1.13	1.46	24,344	59
Class I
11-30-17	11.40	0.07•	0.86	0.93	—	—	—	—	—	12.33	8.16	0.57	0.26	0.26	1.26	14,145	34
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
05-31-14	10.05	0.17	1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12	0.12	1.63	15,100	46
05-31-13	8.92	0.24•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13	0.13	2.47	14,901	59
Class O
11-30-17	11.17	0.06•	0.83	0.89	—	—	—	—	—	12.06	7.97	0.88	0.51	0.51	1.01	61,882	34
05-31-17	10.27	0.22	0.88	1.10	0.20	—	—	0.20	—	11.17	10.82	0.85	0.52	0.52	2.01	58,988	102
05-31-16	10.77	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.27	(3.10)	0.80	0.45	0.45	1.21	57,455	65
05-31-15	10.77	0.15	0.14	0.29	0.29	—	—	0.29	—	10.77	2.79	0.71	0.38	0.38	1.34	62,183	38
05-31-14	9.86	0.14	1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37	0.37	1.37	65,315	46
05-31-13	8.75	0.21•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38	0.38	2.21	62,833	59
Class R6
09-29-17(5) - 11-30-17	11.90	0.02•	0.41	0.43	—	—	—	—	—	12.33	3.61	0.95	0.26	0.26	0.95	3	34
See Accompanying Notes to Financial Statements
12

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
11-30-17	11.39	0.07•	0.85	0.92	—	—	—	—	—	12.31	8.08	0.63	0.26	0.26	1.24	112	34
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38
05-31-14	10.05	0.15•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12	0.12	1.47	8	46
05-31-13	8.91	0.24•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13	0.13	2.47	3	59

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended November 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholdingtax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of November 30, 2017, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $108,428 which represents the gross payments to be received by the Fund on open forward foreign currency contracts and total return swaps were they to be unwound as of November 30, 2017. As of November 30, 2017, there was no collateral posted to the Fund by any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of November 30, 2017, the Fund had a liability position of  $30,921 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of November 30, 2017, the Fund could have been required to pay this amount in cash to its counterparties. As of November 30, 2017, the Fund had pledged $780,000 in cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the period ended November 30, 2017, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of  $4,666,921 and $4,958,257, respectively. Please refer to the tables following the Portfolio of Investments for open forwards foreign currency contracts at November 30, 2017.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2017, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended November 30, 2017, the Fund had average notional values on futures contracts purchased and sold of  $10,761,418 and $10,340,904, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at November 30, 2017.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency, commodity and interest rate risk. All outstanding swap agreements are reported following the Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on the Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, the Fund will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.
Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
For the period ended November 30, 2017, the Fund had entered into total return swaps on commodity-linked indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the commodity index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the period ended November 30, 2017, the Fund had an average notional amount of  $15,600,000 on total return swaps. Please refer to the table following the Portfolio of Investments for open total return swaps at November 30, 2017.

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2017, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$52,579,022	$56,656,313
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
Prior to October 1, 2017, the Investment Adviser was contractually obligated to waive 0.02% of the management fee. This waiver was not eligible for recoupment.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class R6 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

20

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Class A	Class C	Class O
0.25%	1.00%	0.25%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended November 30, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,828	$—
Contingent Deferred Sales Charges:	$—	$77
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2017, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2017, Global Multi-Asset had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of the total liabilities:
Accrued Expense	Amount
Transfer Agent	$73,231
NOTE 8 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class C	Class I	Class O	Class R6	Class W
1.15%	1.90%	0.90%	1.15%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
November 30,
2018	2019	2020	Total
$529,769	$327,142	$425,883	$1,282,794
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2017, are as follows:

21

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION
AGREEMENT (continued)

	November 30,
	2018	2019	2020	Total
Class A	$54,586	$51,023	$43,878	$149,487
Class C	17,631	16,634	11,876	46,141
Class O	41,936	42,515	37,731	122,182
Class R6	—	—	2	2
Class W	78	46	61	185
The Expense Limitation Agreement is contractual through October 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”)
for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the period ended November 30, 2017:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
4	$1,253,000	2.16%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
11/30/2017	70,120	—	—	(391,570)	—	(321,450)	814,347	—	—	(4,568,611)	—	(3,754,264)
5/31/2017	539,223	—	100,216	(1,036,562)	15,322	(381,801)	5,957,421	—	1,049,263	(11,078,527)	170,070	(3,901,773)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	30	—	200	(55,849)	(15,011)	(70,630)	316	—	2,140	(611,353)	(170,070)	(778,967)
Class C
11/30/2017	38,586	—	—	(118,838)	—	(80,252)	451,546	—	—	(1,376,291)	—	(924,745)
5/31/2017	43,229	—	14,954	(779,491)	—	(721,308)	459,816	—	157,760	(8,559,199)	—	(7,941,623)
Class I
11/30/2017	45,406	—	—	(44,915)	—	491	534,227	—	—	(526,816)	—	7,411
5/31/2017	73,163	—	22,394	(152,957)	—	(57,400)	797,461	—	237,601	(1,647,191)	—	(612,129)
Class O
11/30/2017	91,424	—	—	(241,984)	—	(150,560)	1,056,627	—	—	(2,799,653)	—	(1,743,026)
5/31/2017	307,568	—	3,261	(622,608)	—	(311,779)	3,252,171	—	33,944	(6,617,056)	—	(3,330,941)
Class R6
9/29/2017(2) - 11/30/2017	252	—	—	—	—	252	3,000	—	—	—	—	3,000
Class W
11/30/2017	17,625	—	—	(17,608)	—	17	209,207	—	—	(208,353)	—	854
5/31/2017	10,337	—	154	(5,940)	—	4,551	112,656	—	1,634	(65,125)	—	49,165

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

22

NOTES TO FINANCIAL STATEMENTS as of November 30, 2017 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The Fund paid no dividends or distributions during the six months ended November 30, 2017. Dividends to shareholders from ordinary income were $2,713,442 for the year ended May 31, 2017.
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$577,190	$12,200,237	$(6,390,066)	2018
		(1,232,969)	2019
		$(7,623,035)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2017, the Fund declared and paid net investment income dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.3221	January 2, 2018	December 28, 2017
Class C	$0.2147	January 2, 2018	December 28, 2017
Class I	$0.3521	January 2, 2018	December 28, 2017
Class O	$0.3227	January 2, 2018	December 28, 2017
Class R6	$0.3578	January 2, 2018	December 28, 2017
Class W	$0.3488	January 2, 2018	December 28, 2017
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 25.3%
30,845	iShares Barclays 20+ Year Treasury Bond Fund	$3,859,326	2.4
22,153	iShares MSCI EAFE Index Fund	1,553,147	0.9
35,644	iShares MSCI Emerging Markets Index Fund	1,643,189	1.0
37,513	iShares MSCI EMU Index Fund	1,640,068	1.0
75,175	iShares Russell 1000 Growth Index Fund	10,057,663	6.2
73,985	iShares Russell 1000 Value Index Fund	9,102,375	5.6
25,134	SPDR Trust Series 1	6,660,761	4.1
27,446	Vanguard S&P 500 ETF	6,678,984	4.1
	Total Exchange-Traded Funds (Cost $36,874,208)	41,195,513	25.3
MUTUAL FUNDS: 72.8%
	Affiliated Investment Companies: 70.3%
1,293,158	Voya Floating Rate Fund - Class I	12,724,670	7.8
801,551	Voya Global Bond Fund - Class R6	8,023,523	4.9
83,126	Voya Global Real Estate Fund - Class R6	1,661,690	1.0
1,188,848	Voya High Yield Bond Fund - Class R6	9,617,777	5.9
860,854	Voya Intermediate Bond Fund - Class R6	8,686,018	5.3
461,327	Voya Large Cap Value Fund - Class R6	6,606,205	4.1
78,913	Voya Large-Cap Growth Fund - Class R6	3,364,870	2.1
173,171 (1)	Voya MidCap Opportunities Fund - Class R6	5,015,046	3.1
733,255	Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,664,302	5.9
1,578,736	Voya Multi-Manager International Equity Fund - Class I	19,671,049	12.1
1,478,433	Voya Multi-Manager International Factors Fund - Class I	16,410,607	10.1
395,418	Voya Multi-Manager Mid Cap Value Fund - Class I	5,025,764	3.1
76,109	Voya Real Estate Fund - Class R6	1,529,796	0.9
344,558	Voya Small Company Fund - Class R6	6,577,620	4.0
		114,578,937	70.3
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Unaffiliated Investment Companies: 2.5%
806,462 (1)	Credit Suisse Commodity Return Strategy Fund - Class I	$4,048,440	2.5
	Total Mutual Funds (Cost $100,932,543)	118,627,377	72.8

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
2,517	Chase Funding Trust Series 2003-5 2A2, 1.929%, (US0001M + 0.600%), 07/25/33	2,444	0.0
50,184 (2)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 5.808%, 12/25/37	51,707	0.0
350	RAMP Series Trust 2003-RS5 AIIB, 1.949%, (US0001M + 0.620%), 06/25/33	349	0.0
	Total Asset-Backed Securities (Cost $53,050)	54,500	0.0
	Total Long-Term Investments (Cost $137,859,801)	159,877,390	98.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
675,415 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $675,415)	675,415	0.4
	Total Short-Term Investments (Cost $675,415)	675,415	0.4
	Total Investments in Securities (Cost $138,535,216)	$160,552,805	98.5
	Assets in Excess of Other Liabilities	2,432,425	1.5
	Net Assets	$162,985,230	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2017 (Unaudited) (continued)

Reference Rate Abbreviations:
US0001M	1-month LIBOR
Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$41,195,513	$—	$—	$41,195,513
Mutual Funds	118,627,377	—	—	118,627,377
Asset-Backed Securities	—	54,500	—	54,500
Short-Term Investments	675,415	—	—	675,415
Total Investments, at fair value	$160,498,305	$54,500	$—	$160,552,805
Other Financial Instruments+
Forward Foreign Currency Contracts	—	66,486	—	66,486
Futures	870,028	—	—	870,028
OTC Swaps	—	41,942	—	41,942
Total Assets	$161,368,333	$162,928	$—	$161,531,261
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(30,921)	$—	$(30,921)
Futures	(97,906)	—	—	(97,906)
Total Liabilities	$(97,906)	$(30,921)	$—	$(128,827)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At November 30, 2017, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,058,321	AUD 2,680,000	BNP Paribas	12/05/17	$31,176
USD 1,102,233	CAD 1,420,000	Brown Brothers Harriman & Co.	12/05/17	1,565
SEK 22,790,000	USD 2,721,086	Citibank N.A.	12/05/17	1,679
NOK 6,750,000	USD 829,554	Citibank N.A.	12/05/17	(18,170)
USD 1,812,549	NZD 2,630,000	Morgan Stanley	12/05/17	14,973
USD 440,463	CHF 440,000	Morgan Stanley	12/05/17	(6,850)
USD 500,595	JPY 57,000,000	Societe Generale	12/05/17	(5,901)
SGD 2,870,000	USD 2,111,049	The Bank of New York Mellon	12/05/17	17,093
				$35,565

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2017 (Unaudited) (continued)

At November 30, 2017, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	13	12/15/17	$1,721,135	$83,478
Tokyo Price Index (TOPIX)	74	12/07/17	11,815,540	764,495
			$13,536,675	$847,973
Short Contracts
EURO STOXX 50® Index	(227)	12/15/17	(9,653,768)	22,055
Mini MSCI EAFE Index	(32)	12/15/17	(3,230,720)	(97,906)
			$(12,884,488)	$(75,851)

At November 30, 2017, the following over-the-counter-total return swaps were outstanding for Voya Global Multi-Asset Fund:
Reference Entity	Floating Rate(1)	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Dow Jones-UBS Commodity Index Total Return	1-month LIBOR plus 0.13%	Societe Generale	04/05/18	USD15,600,000	$41,942	$—	$41,942
					$41,942	$—	$41,942

(1)
Fund pays the floating rate and receives the total return of the reference entity.

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
JPY – Japanese Yen
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $141,051,766.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$23,348,254
Gross Unrealized Depreciation	(2,490,335)
Net Unrealized Appreciation	$20,857,919

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2017 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of November 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$870,028
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	66,486
Commodity contracts	Unrealized appreciation on OTC swap agreements	41,942
Total Asset Derivatives		$978,456
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$97,906
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	30,921
Total Liability Derivatives		$128,827

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$88,086	$—	$—	$88,086
Equity contracts	—	634,396	—	634,396
Commodity contracts	—	—	235,247	235,247
Total	$88,086	$634,396	$235,247	$957,729

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$49,098	$—	$—	$49,098
Equity contracts	—	688,762	—	688,762
Commodity contracts	—	—	23,875	23,875
Total	$49,098	$688,762	$23,875	$761,735

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at November 30, 2017:
	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Morgan Stanley	Societe Generale	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$31,176	$1,565	$1,679	$14,973	$—	$17,093	$66,486
OTC Total Return Swaps	—	—	—	—	41,942	—	41,942
Total Assets	$31,176	$1,565	$1,679	$14,973	$41,942	$17,093	$108,428
Liabilities:
Forward foreign currency contracts	$—	$—	$18,170	$6,850	$5,901	$—	$30,921
Total Liabilities	$—	$—	$18,170	$6,850	$5,901	$—	$30,921
Net OTC derivative instruments by counterparty, at fair value	$31,176	$1,565	$(16,491)	$8,123	$36,041	$17,093	$77,507
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$31,176	$1,565	$(16,491)	$8,123	$36,041	$17,093	$77,507

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2017 (Unaudited) (continued)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At November 30, 2017, the Fund had pledged $780,000 in cash collateral to Societe Generale. Excess cash collateral is not shown for financial reporting purposes.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended November 30, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 5/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 11/30/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$12,560,096	$253,644	$—	$(89,070)	$12,724,670	$253,670	$—	$—
Voya Global Bond Fund - Class R6	7,840,221	130,654	(63,744)	116,392	8,023,523	130,654	20,121	—
Voya Global Real Estate Fund - Class R6	1,581,249	25,633	—	54,808	1,661,690	25,632	—	—
Voya High Yield Bond Fund - Class R6	9,469,174	266,341	—	(117,738)	9,617,777	266,341	—	—
Voya Intermediate Bond Fund - Class R6	8,682,187	138,337	(99,546)	(34,960)	8,686,018	138,337	454	—
Voya Large Cap Value Fund - Class R6	6,243,110	56,362	(47,698)	354,431	6,606,205	56,362	578	—
Voya Large-Cap Growth Fund - Class R6	—	3,148,934	(59,472)	275,408	3,364,870	—	4,709	—
Voya MidCap Opportunities Fund - Class R6	4,750,139	—	(72,488)	337,395	5,015,046	—	83,649	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,311,338	—	(959,217)	1,312,181	9,664,302	—	132,658	—
Voya Multi-Manager International Equity Fund - Class I	18,929,393	—	(698,212)	1,439,868	19,671,049	—	54,987	—
Voya Multi-Manager International Factors Fund - Class I	15,843,071	—	(653,820)	1,221,356	16,410,607	—	102,849	—
Voya Multi-Manager Mid Cap Value Fund - Class I	4,622,492	—	(136,498)	539,770	5,025,764	—	(1,909)	—
Voya Real Estate Fund - Class R6	1,552,552	20,966	(106,176)	62,454	1,529,796	20,966	(6,176)	—
Voya Small Company Fund - Class R6	6,121,221	—	(118,485)	574,884	6,577,620	—	5,172	—
	$107,506,243	$4,040,871	$(3,015,356)	$6,047,179	$114,578,937	$891,962	$397,092	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
28

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and Voya Series Fund, Inc. (the “Company”), on behalf of Voya Global Multi-Asset Fund (formerly, Voya Capital Allocation Fund), a series of the Company (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of the Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the Sub-Adviser, as well as the
Manager’s role in monitoring the Sub-Adviser, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of the material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program,

29

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.
Fund Performance
In assessing investment management and sub-advisoryrelationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Voya fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Fund and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Fund and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when the Fund first was organized; differences in the original sponsors of funds that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

30

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Multi-Asset Fund (formerly, Voya Capital Allocation Fund), the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the

31

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net all-in expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is below the median and the average of the net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

32

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163311          (1117-012318)

v

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 15.1%
10,676	(1)	Amazon.com, Inc.	12,562,983	1.2
28,288	(1)	Charter Communications, Inc.	9,227,829	0.9
269,970		Comcast Corp. – Class A	10,134,674	0.9
853,697		Ford Motor Co.	10,688,287	1.0
251,608		General Motors Co.	10,841,789	1.0
62,887		Home Depot, Inc.	11,308,340	1.1
128,512		Lowe's Cos, Inc.	10,714,045	1.0
64,832		McDonald's Corp.	11,149,159	1.0
194,001		Nike, Inc.	11,721,540	1.1
5,637	(1)	Priceline.com, Inc.	9,806,745	0.9
187,344		Starbucks Corp.	10,832,230	1.0
173,320		Target Corp.	10,381,868	1.0
99,867		Time Warner, Inc.	9,138,829	0.9
384,422		Twenty-First Century Fox, Inc. - Class A	12,278,439	1.1
104,133		Walt Disney Co.	10,915,221	1.0
			161,701,978	15.1

		Consumer Staples: 11.7%
159,063		Altria Group, Inc.	10,789,243	1.0
227,349		Coca-Cola Co.	10,405,764	0.9
139,580		Colgate-Palmolive Co.	10,112,571	0.9
62,296		Costco Wholesale Corp.	11,489,251	1.1
125,650		CVS Health Corp.	9,624,790	0.9
130,951		Kraft Heinz Co.	10,655,483	1.0
251,980		Mondelez International, Inc.	10,820,021	1.0
91,458		PepsiCo, Inc.	10,656,686	1.0
91,327		Philip Morris International, Inc.	9,383,849	0.9
112,337		Procter & Gamble Co.	10,109,207	0.9
131,711		Walgreens Boots Alliance, Inc.	9,583,293	0.9
129,326		Wal-Mart Stores, Inc.	12,574,367	1.2
			126,204,525	11.7

		Energy: 6.5%
86,808		Chevron Corp.	10,329,284	0.9
204,205		ConocoPhillips	10,389,950	1.0
124,227		Exxon Mobil Corp.	10,346,867	1.0
222,785		Halliburton Co.	9,307,957	0.9
528,754		Kinder Morgan, Inc.	9,110,432	0.8
157,154		Occidental Petroleum Corp.	11,079,357	1.0
147,632		Schlumberger Ltd.	9,278,671	0.9
			69,842,518	6.5

		Financials: 15.2%
111,845		Allstate Corp.	11,482,008	1.1
113,271		American Express Co.	11,067,709	1.0
167,464		American International Group, Inc.	10,041,141	0.9
401,188		Bank of America Corp.	11,301,466	1.1
192,610		Bank of New York Mellon Corp.	10,543,471	1.0
55,731	(1)	Berkshire Hathaway, Inc. – Class B	10,756,640	1.0

Shares			Value	Percentage of Net Assets
		Financials: (continued)
22,889		Blackrock, Inc.	11,471,738	1.1
121,378		Capital One Financial Corp.	11,166,776	1.0
140,541		Citigroup, Inc.	10,610,846	1.0
43,362		Goldman Sachs Group, Inc.	10,738,166	1.0
107,048		JPMorgan Chase & Co.	11,188,657	1.0
198,953		Metlife, Inc.	10,679,797	1.0
212,051		Morgan Stanley	10,943,952	1.0
190,918		US Bancorp	10,529,128	1.0
188,208		Wells Fargo & Co.	10,628,106	1.0
			163,149,601	15.2

		Health Care: 13.5%
190,348		Abbott Laboratories	10,729,917	1.0
114,774		AbbVie, Inc.	11,123,896	1.0
50,032		Allergan plc	8,697,063	0.8
55,054		Amgen, Inc.	9,670,786	0.9
32,938	(1)	Biogen, Inc.	10,611,635	1.0
162,042		Bristol-Myers Squibb Co.	10,239,434	1.0
120,065		Danaher Corp.	11,329,333	1.1
120,121		Eli Lilly & Co.	10,167,041	0.9
126,193		Gilead Sciences, Inc.	9,436,713	0.9
78,862		Johnson & Johnson	10,987,842	1.0
131,389		Medtronic PLC	10,790,979	1.0
158,816		Merck & Co., Inc.	8,777,760	0.8
286,804		Pfizer, Inc.	10,399,513	1.0
52,067		UnitedHealth Group, Inc.	11,880,127	1.1
			144,842,039	13.5

		Industrials: 12.9%
48,725		3M Co.	11,846,996	1.1
40,156		Boeing Co.	11,115,181	1.0
81,533		Caterpillar, Inc.	11,508,383	1.1
162,429		Emerson Electric Co.	10,528,648	1.0
45,529		FedEx Corp.	10,538,142	1.0
49,800		General Dynamics Corp.	10,316,568	1.0
421,214		General Electric Co.	7,704,004	0.7
72,630		Honeywell International, Inc.	11,327,375	1.0
33,030		Lockheed Martin Corp.	10,540,534	1.0
55,485		Raytheon Co.	10,605,958	1.0
88,043		Union Pacific Corp.	11,137,439	1.0
85,364		United Parcel Service, Inc. - Class B	10,367,458	1.0
88,142		United Technologies Corp.	10,704,846	1.0
			138,241,532	12.9

		Information Technology: 14.8%
74,900		Accenture PLC	11,085,949	1.1
10,755	(1)	Alphabet, Inc. - Class C	10,985,265	1.0
66,613		Apple, Inc.	11,447,444	1.1
306,154		Cisco Systems, Inc.	11,419,544	1.1
60,513	(1)	Facebook, Inc.	10,721,694	1.0
269,898		Intel Corp.	12,102,226	1.1
70,097		International Business Machines Corp.	10,792,835	1.0
72,827		Mastercard, Inc. - Class A	10,958,279	1.0
138,219		Microsoft Corp.	11,633,893	1.1
212,360		Oracle Corp.	10,418,382	1.0
159,710	(1)	PayPal Holdings, Inc.	12,094,838	1.1

See Accompanying Notes to Financial Statements

1

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
		Information Technology: (continued)
197,300	Qualcomm, Inc.	13,088,882	1.2
113,890	Texas Instruments, Inc.	11,080,358	1.0
97,631	Visa, Inc. - Class A	10,992,274	1.0
		158,821,863	14.8

		Materials: 1.9%
147,846	DowDuPont, Inc.	10,638,998	1.0
85,328	Monsanto Co.	10,097,716	0.9
		20,736,714	1.9

		Real Estate: 0.9%
63,187	Simon Property Group, Inc.	10,220,497	0.9

		Telecommunication Services: 1.9%
261,533	AT&T, Inc.	9,514,571	0.9
206,644	Verizon Communications, Inc.	10,516,113	1.0
		20,030,684	1.9

		Utilities: 4.1%
121,176	Duke Energy Corp.	10,806,476	1.0
273,001	Exelon Corp.	11,386,872	1.1
69,463	NextEra Energy, Inc.	10,977,932	1.0
208,628	Southern Co.	10,681,753	1.0
		43,853,033	4.1

	Total Common Stock (Cost $690,207,715)	1,057,644,984	98.5

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
14,184,000	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $14,184,000)	14,184,000	1.3

	Total Short-Term Investments (Cost $14,184,000)	14,184,000	1.3

	Total Investments in Securities (Cost $704,391,715)	$1,071,828,984	99.8
	Assets in Excess of Other Liabilities	2,210,203	0.2
	Net Assets	$1,074,039,187	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

2

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.3%
		Consumer Discretionary: 10.2%
230,267		AMC Entertainment Holdings, Inc.	3,281,305	0.4
147,899	(1)	Big Lots, Inc.	8,740,831	1.1
703		Caleres, Inc.	22,946	0.0
113,115		Camping World Holdings, Inc.	5,244,011	0.7
51,021		Childrens Place Retail Stores, Inc.	6,780,691	0.9
153,655		Dana, Inc.	5,076,761	0.6
136,449	(2)	Dave & Buster's Entertainment, Inc.	7,235,891	0.9
259,385		Extended Stay America, Inc.	4,531,456	0.6
434,075	(2)	Gray Television, Inc.	6,250,680	0.8
59,359		Jack in the Box, Inc.	6,144,250	0.8
59,546		Lithia Motors, Inc.	6,984,150	0.9
52,925		Marriott Vacations Worldwide Corp.	7,105,181	0.9
225,237	(1)	Red Rock Resorts, Inc.	6,948,562	0.9
93,175	(1)	Sturm Ruger & Co., Inc.	5,101,331	0.7
			79,448,046	10.2

		Consumer Staples: 2.0%
398,830	(1),(2)	Amplify Snack Brands, Inc.	2,313,214	0.3
304,989	(2)	Hostess Brands, Inc.	4,288,145	0.5
199,746	(2)	Performance Food Group Co.	5,922,469	0.8
136,094		Vector Group Ltd.	3,060,754	0.4
			15,584,582	2.0

		Energy: 3.1%
238,802	(1),(2)	Carrizo Oil & Gas, Inc.	4,616,043	0.6
42,984	(2)	Dril-Quip, Inc.	2,061,083	0.2
420,545	(2)	Forum Energy Technologies, Inc.	5,971,739	0.8
299,548	(2)	Laredo Petroleum, Inc.	3,202,168	0.4
314,481	(2)	QEP Resources, Inc.	3,037,886	0.4
258,782	(2)	Unit Corp.	5,535,347	0.7
			24,424,266	3.1

		Financials: 20.6%
156,611		Bank of NT Butterfield & Son Ltd.	6,229,986	0.8
246,919		CenterState Bank Corp.	6,698,912	0.8
136,871		Chemical Financial Corp.	7,718,156	1.0
596,255	(2)	First BanCorp. Puerto Rico	2,969,350	0.4
166,189		Great Western Bancorp, Inc.	6,866,929	0.9
114,300		Horace Mann Educators Corp.	5,337,810	0.7
73,379		Houlihan Lokey, Inc.	3,275,638	0.4
102,570		Independent Bank Group, Inc.	7,067,073	0.9
481,256		Investors Bancorp, Inc.	6,867,523	0.9
164,313		MB Financial, Inc.	7,648,770	1.0
475,217		OM Asset Management Plc	7,793,559	1.0

Shares			Value	Percentage of Net Assets
		Financials: (continued)
64,464		Pinnacle Financial Partners, Inc.	4,425,454	0.6
87,160		Piper Jaffray Cos.	6,846,418	0.9
49,470		Primerica, Inc.	5,144,880	0.7
113,145		ProAssurance Corp.	6,998,018	0.9
360,528		Radian Group, Inc.	7,387,219	0.9
186,439		Redwood Trust, Inc.	2,800,314	0.4
228,648	(2)	Seacoast Banking Corp. of Florida	5,951,707	0.8
115,260		Selective Insurance Group	7,053,912	0.9
92,202		Simmons First National Corp.	5,338,496	0.7
324,345	(1),(2)	Sterling Bancorp, Inc./MI	4,021,878	0.5
286,265		Sterling Bancorp/DE	7,256,818	0.9
124,104		Stifel Financial Corp.	6,979,609	0.9
49,105	(2)	Texas Capital Bancshares, Inc.	4,436,637	0.6
99,383		Webster Financial Corp.	5,701,603	0.7
76,520		Wintrust Financial Corp.	6,416,202	0.8
96,580		WSFS Financial Corp.	4,886,948	0.6
			160,119,819	20.6

		Health Care: 12.5%
21,834	(2)	Aerie Pharmaceuticals, Inc.	1,402,834	0.2
94,557	(2)	Amedisys, Inc.	5,106,078	0.6
135,995	(2)	AMN Healthcare Services, Inc.	6,826,949	0.9
24,135	(2)	Bluebird Bio, Inc.	4,170,528	0.5
22,710		Chemed Corp.	5,585,297	0.7
33,871	(2)	Clovis Oncology, Inc.	2,129,470	0.3
133,881	(2)	Dermira, Inc.	3,427,354	0.4
65,795	(2)	Exact Sciences Corp.	3,913,487	0.5
49,845	(2)	FibroGen, Inc.	2,367,637	0.3
110,144	(2)	HealthEquity, Inc.	5,713,169	0.7
174,542		Healthsouth Corp.	8,718,373	1.1
54,496		Hill-Rom Holdings, Inc.	4,607,637	0.6
55,640	(2)	INC Research Holdings, Inc.	2,131,012	0.3
40,175	(2)	Insmed Inc.	1,253,058	0.2
52,869	(1),(2)	Lexicon Pharmaceuticals, Inc.	540,321	0.1
26,765	(2)	Loxo Oncology, Inc.	2,054,214	0.3
32,351	(2)	Masimo Corp.	2,874,063	0.4
73,815	(2)	Medidata Solutions, Inc.	4,919,032	0.6
15,015	(2)	Nektar Therapeutics	810,660	0.1
88,464	(2)	NuVasive, Inc.	5,103,488	0.6
79,665		Owens & Minor, Inc.	1,524,788	0.2
50,979	(2)	Pacira Pharmaceuticals, Inc.	2,355,230	0.3
147,865	(2)	Prestige Brands Holdings, Inc.	6,683,498	0.9
20,610	(1),(2)	Puma Biotechnology, Inc.	2,182,599	0.3
68,215	(1),(2)	Radius Health, Inc.	1,931,167	0.2
40,566	(2)	Sarepta Therapeutics, Inc.	2,258,309	0.3
275,353	(1),(2)	TherapeuticsMD, Inc.	1,734,724	0.2
139,283	(2)	Tivity Health, Inc.	5,125,614	0.7
			97,450,590	12.5

		Industrials: 16.9%
193,916		ABM Industries, Inc.	8,299,605	1.1
230,760		Actuant Corp.	6,092,064	0.8

See Accompanying Notes to Financial Statements

3

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Industrials: (continued)
145,513	(2)	Atlas Air Worldwide Holdings, Inc.	8,403,376	1.1
72,322		Barnes Group, Inc.	4,792,779	0.6
133,138	(2)	Beacon Roofing Supply, Inc.	8,531,483	1.1
61,941		Curtiss-Wright Corp.	7,693,072	1.0
76,770		EMCOR Group, Inc.	6,200,713	0.8
46,535	(2)	Esterline Technologies Corp.	3,297,005	0.4
85,435		Granite Construction, Inc.	5,670,321	0.7
94,805		Healthcare Services Group, Inc.	4,923,224	0.6
321,718	(2)	Navigant Consulting, Inc.	6,173,768	0.8
51,119	(2)	On Assignment, Inc.	3,269,571	0.4
31,159		Orbital ATK, Inc.	4,111,119	0.5
516,920		Pitney Bowes, Inc.	5,515,536	0.7
63,942		Regal Beloit Corp.	4,920,337	0.6
242,228		Schneider National, Inc.	6,353,640	0.8
151,121	(2)	SPX FLOW, Inc.	6,765,687	0.9
24,392	(2)	Teledyne Technologies, Inc.	4,542,766	0.6
131,041		Tetra Tech, Inc.	6,834,400	0.9
185,200		Universal Forest Products, Inc.	7,252,432	0.9
83,958		Watts Water Technologies, Inc.	6,246,475	0.8
78,929		Woodward, Inc.	6,105,158	0.8
			131,994,531	16.9

		Information Technology: 13.7%
446,309	(2)	8x8, Inc.	6,292,957	0.8
165,950	(2)	Blackhawk Network Holdings, Inc.	6,098,662	0.8
61,822	(2)	CACI International, Inc.	8,157,413	1.1
148,527	(2)	Cornerstone OnDemand, Inc.	5,491,043	0.7
67,740	(2)	Euronet Worldwide, Inc.	6,188,049	0.8
223,996	(2)	Everbridge, Inc.	5,935,894	0.8
43,696		Fair Isaac Corp.	6,862,894	0.9
101,596		j2 Global, Inc.	7,666,434	1.0
24,607		Littelfuse, Inc.	4,992,760	0.6
90,398	(2)	Microsemi Corp.	4,777,534	0.6
35,995		MKS Instruments, Inc.	3,394,329	0.4
184,658	(2)	Netscout Systems, Inc.	5,733,631	0.7
89,064	(2)	Plexus Corp.	5,567,391	0.7
69,923	(1),(2)	Proofpoint, Inc.	6,296,566	0.8
138,920	(2)	Rudolph Technologies, Inc.	3,375,756	0.4
157,520	(2)	Super Micro Computer, Inc.	3,473,316	0.5
49,843		SYNNEX Corp.	6,788,617	0.9
149,361	(2)	Verint Systems, Inc.	6,534,544	0.8
72,792	(2)	Virtusa Corp.	3,373,909	0.4
			107,001,699	13.7

		Materials: 5.0%
136,839		Carpenter Technology Corp.	6,763,952	0.9
330,297		Commercial Metals Co.	6,553,093	0.8
50,423		HB Fuller Co.	2,852,429	0.3
215,802		KapStone Paper and Packaging Corp.	4,797,278	0.6
73,720		Minerals Technologies, Inc.	5,341,014	0.7
79,658		PolyOne Corp.	3,680,996	0.5

Shares		Value	Percentage of Net Assets
		Materials: (continued)
154,423	Valvoline, Inc.	3,808,071	0.5
127,300	Worthington Industries, Inc.	5,295,680	0.7
		39,092,513	5.0

		Real Estate: 6.2%
791,067	Cousins Properties, Inc.	7,095,871	0.9
343,197	Easterly Government Properties, Inc.	7,272,345	0.9
206,733	Gramercy Property Trust	5,896,025	0.8
180,181	Hudson Pacific Properties, Inc.	6,419,849	0.8
229,736	Kennedy-Wilson Holdings, Inc.	4,399,444	0.6
115,498	LaSalle Hotel Properties	3,284,763	0.4
98,469	QTS Realty Trust, Inc.	5,480,785	0.7
115,835	Retail Opportunity Investments Corp.	2,266,891	0.3
236,909	Urban Edge Properties	6,053,025	0.8
		48,168,998	6.2

		Telecommunication Services: 1.4%
117,387	Cogent Communications Holdings, Inc.	5,499,581	0.7
516,545	(2) Vonage Holdings Corp.	5,258,428	0.7
		10,758,009	1.4

	Utilities: 2.7%
94,868	Black Hills Corp.	5,550,727	0.7
51,914	Idacorp, Inc.	5,129,622	0.7
65,643	NorthWestern Corp.	4,218,219	0.5
118,858	Portland General Electric Co.	5,900,111	0.8
		20,798,679	2.7

	Total Common Stock (Cost $648,787,501)	734,841,732	94.3

EXCHANGE-TRADED FUNDS: 2.3%
114,908	iShares Russell 2000 ETF	17,655,614	2.3

	Total Exchange-Traded Funds (Cost $15,075,932)	17,655,614	2.3

	Total Long-Term Investments (Cost $663,863,433)	752,497,346	96.6

See Accompanying Notes to Financial Statements

4

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.9%
	Securities Lending Collateral(3): 2.6%
4,946,164	Cantor Fitzgerald, Repurchase Agreement dated 11/30/17, 1.07%, due 12/01/17 (Repurchase Amount $4,946,309, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,045,087, due 12/25/17-09/20/67)	4,946,164	0.6
4,946,164	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/17, 1.12%, due 12/01/17 (Repurchase Amount $4,946,316, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $5,045,088, due 02/15/43-02/15/44)	4,946,164	0.6
2,445,976	MUFG Securities America Inc., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $2,446,046, collateralized by various U.S. Government Agency Obligations, 1.837%-5.370%, Market Value plus accrued interest $2,494,896, due 08/01/19-11/01/47)	2,445,976	0.3
4,946,164	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $4,946,305, collateralized by various U.S. Government Agency Obligations, 1.875%-7.000%, Market Value plus accrued interest $5,045,087, due 01/13/22-10/15/47)	4,946,164	0.6
Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(3): (continued)
3,540,836	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/17, 1.21%, due 12/01/17 (Repurchase Amount $3,540,953, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,617,363, due 01/15/19-02/15/46)	3,540,836	0.5
		20,825,304	2.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.3%
25,537,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $25,537,000)	25,537,000	3.3

	Total Short-Term Investments (Cost $46,362,304)	46,362,304	5.9

	Total Investments in Securities (Cost $710,225,737)	$798,859,650	102.5
	Liabilities in Excess of Other Assets	(19,117,764)	(2.5)
	Net Assets	$779,741,886	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

5

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Consumer Discretionary: 12.1%
16,602		Aarons, Inc.	626,227	0.4
22,227	(1)	AMC Networks, Inc.	1,145,580	0.7
19,900	(2)	Big Lots, Inc.	1,176,090	0.7
28,996	(2)	Brinker International, Inc.	1,065,023	0.6
24,939		Brunswick Corp.	1,380,374	0.8
7,223	(1)	Burlington Stores, Inc.	768,311	0.5
5,342		Carter's, Inc.	578,645	0.3
8,462		Cheesecake Factory	414,977	0.3
1,019	(2)	Cracker Barrel Old Country Store, Inc.	159,300	0.1
8,924		Dana, Inc.	294,849	0.2
4,933	(1)	Deckers Outdoor Corp.	368,643	0.2
18,552		Dick's Sporting Goods, Inc.	546,542	0.3
8,796		Domino's Pizza, Inc.	1,637,463	1.0
26,341		Extended Stay America, Inc.	460,177	0.3
28,563		Gentex Corp.	584,970	0.4
920		Graham Holdings Co.	536,452	0.3
7,773		Jack in the Box, Inc.	804,583	0.5
5,707		John Wiley & Sons, Inc.	337,569	0.2
39,581		KB Home	1,241,260	0.8
34,017	(1)	Live Nation Entertainment, Inc.	1,543,691	0.9
35,052	(1)	Michaels Cos, Inc.	757,123	0.5
144	(1)	NVR, Inc.	500,400	0.3
56,416		Office Depot, Inc.	184,480	0.1
3,256		Polaris Industries, Inc.	413,545	0.2
9,147	(1)	Sotheby's	471,345	0.3
12,660		TEGNA, Inc.	168,125	0.1
11,461		Thor Industries, Inc.	1,759,837	1.1
			19,925,581	12.1

		Consumer Staples: 3.9%
2,099	(1),(2)	Boston Beer Co., Inc.	377,505	0.2
16,016		Church & Dwight Co., Inc.	754,193	0.5
45,201		Dean Foods Co.	504,443	0.3
15,903		Energizer Holdings, Inc.	730,425	0.5
9,043		Flowers Foods, Inc.	180,679	0.1
11,787		Ingredion, Inc.	1,632,264	1.0
5,906		Nu Skin Enterprises, Inc.	401,076	0.2
26,944	(1)	Sprouts Farmers Market, Inc.	629,951	0.4
25,426	(1)	United Natural Foods, Inc.	1,220,957	0.7
			6,431,493	3.9

		Energy: 3.5%
7,464	(1)	Diamondback Energy, Inc.	815,890	0.5
11,639		EQT Corp.	693,684	0.4
29,068	(1)	Gulfport Energy Corp.	372,070	0.2
14,176		HollyFrontier Corp.	630,549	0.4
26,062		PBF Energy, Inc.	843,627	0.5
64,353	(1)	QEP Resources, Inc.	621,650	0.4

Shares			Value	Percentage of Net Assets
		Energy: (continued)
127,000	(1)	Southwestern Energy Co.	807,720	0.5
48,884	(1)	Transocean Ltd.	495,684	0.3
20,071		World Fuel Services Corp.	563,393	0.3
			5,844,267	3.5

		Financials: 17.2%
2,704		Ameriprise Financial, Inc.	441,374	0.3
29,347		Bank of the Ozarks, Inc.	1,415,112	0.9
7,361		Cathay General Bancorp.	319,394	0.2
20,716		Chemical Financial Corp.	1,168,175	0.7
24,441		Citizens Financial Group, Inc.	994,749	0.6
12,020		Comerica, Inc.	1,001,386	0.6
5,523		Cullen/Frost Bankers, Inc.	543,518	0.3
30,112		East West Bancorp, Inc.	1,853,092	1.1
7,068		Eaton Vance Corp.	390,719	0.2
11,400		Federated Investors, Inc.	382,584	0.2
25,350		First American Financial Corp.	1,409,207	0.8
72,791		First Horizon National Corp.	1,411,417	0.9
79,279	(1)	Genworth Financial, Inc.	268,756	0.2
17,583		Hartford Financial Services Group, Inc.	1,009,968	0.6
52,961		Keycorp	1,005,200	0.6
18,749		Lazard Ltd.	923,388	0.6
31,378		Legg Mason, Inc.	1,253,865	0.8
3,877		MarketAxess Holdings, Inc.	757,062	0.5
12,570		MB Financial, Inc.	585,134	0.3
5,183		MSCI, Inc. - Class A	667,052	0.4
67,857		Old Republic International Corp.	1,422,961	0.9
17,941		PacWest Bancorp	855,068	0.5
13,995		Primerica, Inc.	1,455,480	0.9
15,106		Progressive Corp.	803,337	0.5
7,277		Reinsurance Group of America, Inc.	1,179,238	0.7
1,430	(1)	Signature Bank	196,310	0.1
32,083		Sterling Bancorp/DE	813,304	0.5
19,406		Stifel Financial Corp.	1,091,393	0.7
768	(1)	SVB Financial Group	174,828	0.1
71,800		TCF Financial Corp.	1,458,258	0.9
17,837	(1)	Western Alliance Bancorp.	1,037,757	0.6
			28,289,086	17.2

		Health Care: 7.9%
1,998	(1)	Abiomed, Inc.	389,290	0.2
19,312	(1)	Bioverativ, Inc.	965,986	0.6
13,080	(1)	Charles River Laboratories International, Inc.	1,362,936	0.8
23,505	(1)	Globus Medical, Inc.	893,425	0.5
8,366	(1)	Halyard Health, Inc.	406,086	0.3
28,292		Healthsouth Corp.	1,413,186	0.9
12,056		Hill-Rom Holdings, Inc.	1,019,335	0.6

See Accompanying Notes to Financial Statements

6

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Health Care: (continued)
22,026	(1)	Mallinckrodt PLC - W/I	480,607	0.3
14,173	(1)	Masimo Corp.	1,259,129	0.8
2,948	(1)	NuVasive, Inc.	170,070	0.1
6,488		Owens & Minor, Inc.	124,180	0.1
11,066		STERIS PLC	995,497	0.6
1,142		Teleflex, Inc.	303,224	0.2
4,625	(1)	United Therapeutics Corp.	601,204	0.4
8,540	(1)	WellCare Health Plans, Inc.	1,818,935	1.1
9,850		Zoetis, Inc.	712,057	0.4
			12,915,147	7.9

		Industrials: 14.7%
10,235		Alaska Air Group, Inc.	707,955	0.4
11,826		Brink's Co.	956,132	0.6
13,864		Carlisle Cos., Inc.	1,593,944	1.0
15,835		Crane Co.	1,351,834	0.8
12,174		Curtiss-Wright Corp.	1,512,011	0.9
17,307		Deluxe Corp.	1,230,528	0.8
18,505		EMCOR Group, Inc.	1,494,649	0.9
16,612		EnerSys	1,147,723	0.7
4,961	(1)	Esterline Technologies Corp.	351,487	0.2
4,570	(1)	Genesee & Wyoming, Inc.	360,207	0.2
9,300		Herman Miller, Inc.	332,475	0.2
2,293		Huntington Ingalls Industries, Inc.	554,149	0.4
1,280		IDEX Corp.	173,530	0.1
9,509		Ingersoll-Rand PLC - Class A	833,179	0.5
73,362	(1)	JetBlue Airways Corp.	1,575,082	1.0
3,897	(1)	KLX, Inc.	218,661	0.1
13,097		Manpowergroup, Inc.	1,688,203	1.0
23,785		Masco Corp.	1,020,614	0.6
6,655		Nordson Corp.	854,236	0.5
4,564		Orbital ATK, Inc.	602,174	0.4
11,017		Owens Corning, Inc.	973,352	0.6
8,455	(1)	Quanta Services, Inc.	320,445	0.2
15,691		Regal Beloit Corp.	1,207,422	0.7
25,617		Timken Co.	1,278,288	0.8
23,216		Toro Co.	1,514,844	0.9
1,543		Valmont Industries, Inc.	266,630	0.2
			24,119,754	14.7

		Information Technology: 18.3%
46,502	(1)	ARRIS International PLC	1,393,665	0.8
13,589		Belden, Inc.	1,150,852	0.7
11,336		Broadridge Financial Solutions, Inc. ADR	1,023,187	0.6
24,384		CDK Global, Inc.	1,684,691	1.0
49,410	(1)	Ciena Corp.	1,074,668	0.7
20,839	(1)	Cirrus Logic, Inc.	1,151,146	0.7
2,038		Cognex Corp.	282,406	0.2
41,366		Convergys Corp.	1,020,913	0.6
8,662	(1)	CoreLogic, Inc.	377,750	0.2
37,317	(1)	Fortinet, Inc.	1,569,553	1.0
28,368	(1)	Integrated Device Technology, Inc.	853,593	0.5
8,226		InterDigital, Inc.	625,999	0.4
15,268		j2 Global, Inc.	1,152,123	0.7
38,305		Jabil, Inc.	1,105,099	0.7
4,535		Jack Henry & Associates, Inc.	522,976	0.3

Shares			Value	Percentage of Net Assets
		Information Technology: (continued)
8,444		Leidos Holdings, Inc.	536,785	0.3
1,635		Littelfuse, Inc.	331,742	0.2
13,051		LogMeIn, Inc.	1,553,069	0.9
9,404	(1)	Manhattan Associates, Inc.	417,067	0.3
13,641		Maximus, Inc.	942,320	0.6
24,025	(1)	Microsemi Corp.	1,269,721	0.8
4,535		MKS Instruments, Inc.	427,651	0.3
5,319		Motorola Solutions, Inc.	500,571	0.3
34,598	(1)	NCR Corp.	1,082,571	0.7
36,406	(1)	Netscout Systems, Inc.	1,130,406	0.7
32,986	(1)	Nuance Communications, Inc.	512,603	0.3
5,171		Plantronics, Inc.	270,547	0.2
2,124	(1)	Red Hat, Inc.	269,238	0.2
19,765		Sabre Corp.	393,521	0.2
1,470		Skyworks Solutions, Inc.	153,968	0.1
5,803	(1)	Synaptics, Inc.	219,005	0.1
3,199	(1)	Take-Two Interactive Software, Inc.	356,849	0.2
12,773	(1)	Tech Data Corp.	1,235,149	0.7
14,360	(1)	Trimble, Inc.	602,976	0.4
11,761	(1)	Vantiv, Inc.	882,075	0.5
20,906		Versum Materials, Inc.	802,790	0.5
52,964	(2)	Vishay Intertechnology, Inc.	1,159,912	0.7
			30,039,157	18.3

		Materials: 7.4%
7,543	(1)	Axalta Coating Systems Ltd.	238,811	0.2
16,115	(1)	Berry Plastics Group, Inc.	963,193	0.6
6,004		Cabot Corp.	367,685	0.2
7,357		Chemours Co.	378,150	0.2
4,063	(2)	Compass Minerals International, Inc.	283,394	0.2
2,772	(1)	Crown Holdings, Inc.	165,572	0.1
4,318		Eagle Materials, Inc.	483,314	0.3
3,699		Greif, Inc. - Class A	201,854	0.1
42,857	(1)	Louisiana-Pacific Corp.	1,183,282	0.7
10,071		Minerals Technologies, Inc.	729,644	0.5
4,888		Nucor Corp.	281,060	0.2
8,086		Packaging Corp. of America	959,000	0.6
30,001		PolyOne Corp.	1,386,346	0.8
4,516		Reliance Steel & Aluminum Co.	355,003	0.2
47,423		Steel Dynamics, Inc.	1,825,785	1.1
58,256		Valvoline, Inc.	1,436,593	0.9
20,600		Worthington Industries, Inc.	856,960	0.5
			12,095,646	7.4

		Real Estate: 9.1%
8,435		Camden Property Trust	769,947	0.5
40,429		CoreCivic, Inc.	950,486	0.6
130,915		Cousins Properties, Inc.	1,174,308	0.7
5,908		DCT Industrial Trust, Inc.	355,307	0.2
8,804		Equity Lifestyle Properties, Inc.	795,089	0.5
34,939		First Industrial Realty Trust, Inc.	1,137,264	0.7

See Accompanying Notes to Financial Statements

7

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Real Estate: (continued)
26,432		Gaming and Leisure Properties, Inc.	960,010	0.6
19,411		Geo Group, Inc./The	515,168	0.3
7,797		Highwoods Properties, Inc.	396,010	0.2
29,155		Hospitality Properties Trust	874,358	0.5
2,124		Lamar Advertising Co.	159,789	0.1
39,824		LaSalle Hotel Properties	1,132,595	0.7
41,915	(2)	Omega Healthcare Investors, Inc.	1,125,418	0.7
22,694		Potlatch Corp.	1,171,010	0.7
18,166		Sabra Healthcare REIT, Inc.	349,514	0.2
5,527	(1)	SBA Communications Corp.	938,208	0.6
27,316	(2)	Tanger Factory Outlet Centers, Inc.	683,993	0.4
39,730		Urban Edge Properties	1,015,101	0.6
63,683		Washington Prime Group, Inc.	452,786	0.3
			14,956,361	9.1

		Utilities: 5.6%
16,356		Ameren Corp.	1,046,130	0.6
2,708		Atmos Energy Corp.	249,921	0.1
17,434		Black Hills Corp.	1,020,063	0.6
39,888		Great Plains Energy, Inc.	1,368,557	0.8
10,841		Hawaiian Electric Industries	415,753	0.3
5,441		Idacorp, Inc.	537,625	0.3
15,778		MDU Resources Group, Inc.	440,995	0.3
24,637	(2)	National Fuel Gas Co.	1,448,656	0.9
25,088		PNM Resources, Inc.	1,141,504	0.7
32,658		UGI Corp.	1,600,569	1.0
			9,269,773	5.6

	Total Common Stock (Cost $141,355,280)		163,886,265	99.7

EXCHANGE-TRADED FUNDS: 0.1%
582		iShares S&P MidCap 400 Index Fund	110,452	0.1

	Total Exchange-Traded Funds (Cost $84,961)		110,452	0.1

RIGHTS: –%
		Materials: –%
3,200	(1),(3)	Gerber Scientific-Escrow	–	–

	Total Rights (Cost $–)		–	–

	Total Long-Term Investments (Cost $141,440,241)		163,996,717	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Securities Lending Collateral(4): 3.0%
1,158,065	BNP Paribas S.A., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,158,098, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,181,226, due 12/21/17-09/01/47)	1,158,065	0.7
1,158,065	Citigroup, Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,158,098, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,181,226, due 03/15/18-10/01/53)	1,158,065	0.7
1,158,065	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $1,158,099, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,181,226, due 12/07/17-12/01/51)	1,158,065	0.7
243,646	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $243,653, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $248,519, due 10/11/18-02/15/45)	243,646	0.2

See Accompanying Notes to Financial Statements

8

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(4): (continued)
1,158,065	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,158,098, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,181,226, due 12/20/17-12/01/47)	1,158,065	0.7
		4,875,906	3.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
405,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $405,000)	405,000	0.2

	Total Short-Term Investments (Cost $5,280,906)	5,280,906	3.2

	Total Investments in Securities (Cost $146,721,147)	$169,277,623	103.0
	Liabilities in Excess of Other Assets	(4,915,793)	(3.0)
	Net Assets	$164,361,830	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

9

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 6, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 6, 2018